Exhibit 10.1 SOUTHERN INDIANA GAS AND ELECTRIC COMPANY $100,000,000 5.09% First Mortgage Bonds, Series 2025B, Tranche A due 2031 $105,000,000 5.52% First Mortgage Bonds, Series 2025B, Tranche B due 2035 $45,000,000 5.77% First Mortgage Bonds, Series 2025C, Tranche A due 2040 $100,000,000 6.18% First Mortgage Bonds, Series 2025C, Tranche B due 2055 ______________ BOND PURCHASE AGREEMENT ______________ Dated July 1, 2025

Table of Contents

Section	Heading	Page
Section 1.	Authorization of Bonds	1
Section 2.	Sale and Purchase of Bonds	2
Section 3.	Closing	2
Section 4.	Conditions to Closing	3
Section 4.1.	Representations and Warranties	3
Section 4.2.	Performance; No Default	3
Section 4.3.	Compliance Certificates	3
Section 4.4.	Opinions of Counsel	3
Section 4.5.	Purchase Permitted By Applicable Law, Etc.	4
Section 4.6.	Sale of Other Bonds	4
Section 4.7.	Payment of Special Counsel Fees	4
Section 4.8.	Private Placement Number	4
Section 4.9.	Changes in Corporate Structure	4
Section 4.10.	Execution, Authentication and Delivery of Supplemental Indenture	4
Section 4.11.	Execution, Authentication and Delivery of Bonds	4
Section 4.12.	Approvals	4
Section 4.13.	Funding Instructions	5
Section 4.14.	Proceedings and Documents	5
Section 4.15.	Second Closing	5
Section 5.	Representations and Warranties of the Company	5
Section 5.1.	Organization; Power and Authority	5
Section 5.2.	Authorization, Etc.; Matters Relating to the Indenture.	6
Section 5.3.	Disclosure	6
Section 5.4.	Subsidiaries	6
Section 5.5.	Financial Statements; Material Liabilities	7
Section 5.6.	Compliance with Laws, Other Instruments, Etc.	7
Section 5.7.	Governmental Authorizations, Etc.	8
Section 5.8.	Litigation; Observance of Statutes and Orders	8
Section 5.9.	Taxes	8
Section 5.10.	Mortgage Property	8
Section 5.11.	Licenses, Permits, Etc.	9
Section 5.12.	Compliance with Employee Benefit Plans	9
Section 5.13.	Private Offering by the Company	10
Section 5.14.	Use of Proceeds; Margin Regulations	10
Section 5.15.	Existing Indebtedness	10

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-ii- Section 5.16. Foreign Assets Control Regulations, Etc. ............................................11 Section 5.17. Status under Certain Statutes ...............................................................11 Section 5.18. Lien Recordation ..................................................................................11 SECTION 6. REPRESENTATIONS OF THE PURCHASERS ....................................................12 Section 6.1. Purchase for Investment .......................................................................12 Section 6.2. Source of Funds ...................................................................................12 SECTION 7. INFORMATION AS TO COMPANY ..................................................................14 Section 7.1. Financial and Business Information.....................................................14 Section 7.2. Officer’s Certificate .............................................................................16 Section 7.3. Visitation ..............................................................................................17 Section 7.4. Electronic Delivery ..............................................................................17 SECTION 8. PAYMENT AND PREPAYMENT OF THE BONDS ..............................................18 Section 8.1. Maturity.............................................................................................................18 Section 8.2. Optional Prepayments with Make-Whole Amount ..............................18 Section 8.3. Allocation of Partial Prepayments .......................................................19 Section 8.4. Maturity; Surrender, Etc. .....................................................................19 Section 8.5. Purchase of Bonds................................................................................19 Section 8.6. Make-Whole Amount ..........................................................................19 Section 8.7. Payments Due on Non-Business Days .................................................21 Section 8.8. Redemption under the Supplemental Indenture ...................................21 SECTION 9. AFFIRMATIVE COVENANTS .........................................................................21 Section 9.1. Compliance with Laws ........................................................................21 Section 9.2. Insurance ..............................................................................................21 Section 9.3. Maintenance of Properties ...................................................................22 Section 9.4. Corporate Existence, Etc. .....................................................................22 Section 9.5. Books and Records ..............................................................................22 SECTION 10. [RESERVED] ................................................................................................22 SECTION 11. EVENTS OF DEFAULT ..................................................................................22 SECTION 12. REMEDIES ON DEFAULT, ETC. .....................................................................23 SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF BONDS ..............................23 SECTION 14. PAYMENTS ON BONDS .................................................................................23 Section 14.1. Place of Payment..................................................................................23 Section 14.2. Home Office Payment..........................................................................23

Section 14.3.	FATCA Information	23
SECTION 15.	EXPENSES, ETC.	24
Section 15.1.	Transaction Expenses	24
Section 15.2.	Certain Taxes	24
Section 15.3.	Survival	25
SECTION 16.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT	25
SECTION 17.	AMENDMENT AND WAIVER	25
Section 17.1.	Requirements	25
Section 17.2.	Solicitation of Holders of Bonds	25
Section 17.3.	Binding Effect, Etc.	26
Section 17.4.	Bonds Held by Company, Etc.	26
SECTION 18.	NOTICES	27
SECTION 19.	REPRODUCTION OF DOCUMENTS	27
SECTION 20.	CONFIDENTIAL INFORMATION	27
SECTION 21.	SUBSTITUTION OF PURCHASER	29
SECTION 22.	MISCELLANEOUS	29
Section 22.1.	Successors and Assigns	29
Section 22.2.	Accounting Terms	29
Section 22.3.	Severability	30
Section 22.4.	Construction, Etc.	30
Section 22.5.	Counterparts; Electronic Signatures	31
Section 22.6.	Governing Law	31
Section 22.7.	Jurisdiction and Process; Waiver of Jury Trial	31
Signature		33

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-iv- SCHEDULE A — DEFINED TERMS EXHIBIT A — FORM OF FIFTH SUPPLEMENTAL INDENTURE (INCLUDING FORM OF SERIES 2025B BONDS) EXHIBIT B — FORM OF SIXTH SUPPLEMENTAL INDENTURE (INCLUDING FORM OF SERIES 2025C BONDS) EXHIBIT C — FORM OF U.S. TAX COMPLIANCE CERTIFICATE SCHEDULE 4.4(a)(i) — FORM OF OPINION OF COMPANY COUNSEL SCHEDULE 4.4(a)(ii) — FORM OF OPINION OF CHAPMAN AND CUTLER LLP SCHEDULE 4.4(b) — FORM OF OPINION OF SPECIAL COUNSEL FOR THE PURCHASERS SCHEDULE 5.3 — DISCLOSURE MATERIALS SCHEDULE 5.5(a) — FINANCIAL STATEMENTS SCHEDULE 5.5(b) — FINANCIAL STATEMENTS SCHEDULE 5.15 — EXISTING INDEBTEDNESS SCHEDULE B — INFORMATION RELATING TO PURCHASERS

Southern Indiana Gas and Electric Company 211 N.W. Riverside Drive Evansville, Indiana 47708 $100,000,000 5.09% First Mortgage Bonds, Series 2025B, Tranche A due 2031 $105,000,000 5.52% First Mortgage Bonds, Series 2025B, Tranche B due 2035 $45,000,000 5.77% First Mortgage Bonds, Series 2025C, Tranche A due 2040 $100,000,000 6.18% First Mortgage Bonds, Series 2025C, Tranche B due 2055 July 1, 2025 TO EACH OF THE PURCHASERS LISTED IN SCHEDULE B HERETO: Ladies and Gentlemen: Southern Indiana Gas and Electric Company, an Indiana corporation (the “Company”), agrees with each of the institutional investors listed in the attached Schedule B (the “Purchasers”) to this Bond Purchase Agreement (this “Agreement”) as follows: SECTION 1. AUTHORIZATION OF BONDS. The Company will authorize the issue and sale of (i) $100,000,000 aggregate principal amount of its 5.09% First Mortgage Bonds, Series 2025B, Tranche A due 2031 (the “Series 2025B Tranche A Bonds”), (ii) $105,000,000 aggregate principal amount of its 5.52% First Mortgage Bonds, Series 2025B, Tranche B due 2035 (the “Series 2025B Tranche A Bonds” and together with the Series 2025B Tranche A Bonds, the “Series 2025B Bonds”), (iii) $45,000,000 aggregate principal amount of its 5.77% First Mortgage Bonds, Series 2025C, Tranche A due 2040 (the “Series 2025C Tranche A Bonds”) and (iv) $100,000,000 aggregate principal amount of its 6.18% First Mortgage Bonds, Series 2025C, Tranche B due 2055 (the “Series 2025C Tranche B Bonds” and together with the Series 2025C Tranche A Bonds, the “Series 2025C Bonds” and together with the Series 2025B Bonds, the “Bonds”). The Bonds are to be issued under and will be entitled to the benefit of and secured by that certain Amended and Restated Indenture of Mortgage and Deed of Trust dated as of January 1, 2023, as amended and supplemented by the First Supplemental Indenture dated as of March 15, 2023, the Second Supplemental Indenture dated as of October 13, 2023, the Third Supplemental Indenture dated as of August 29, 2024 and the Fourth Supplemental Indenture dated as of January 31, 2025 (the “Amended and Restated Mortgage”) between the Company and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company) (the “Trustee”) as to be amended and supplemented by a fifth supplemental indenture relating to the Series 2025B Bonds (the “Fifth Supplemental Indenture”) and a sixth supplemental indenture relating to the Series 2025C Bonds (the “Sixth Supplemental Indenture” and, together with the Fifth Supplemental Indenture, collectively, the “Supplemental Indenture”) (such Amended and Restated Mortgage as to be so further amended and supplemented by the Fifth Supplemental Indenture and the Sixth Supplemental Indenture being hereinafter referred to as the “Indenture”). The Fifth Supplemental Indenture and the Sixth

2 Supplemental Indenture shall be substantially in the forms set out in Exhibit A and Exhibit B hereto, respectively, with such changes therefrom, if any, as may be approved by the Purchasers and the Company. The term “Bonds” shall include any such Bonds of the same series and tranche issued in substitution therefor pursuant to the terms and provisions of the Indenture. The Bonds, as applicable, shall be substantially in the respective forms set out in the Fifth Supplemental Indenture and the Sixth Supplemental Indenture, respectively, with such changes therefrom, if any, as may be approved by the Purchasers and the Company. Certain capitalized terms used herein shall have the meaning ascribed to such terms in the Indenture unless otherwise defined in Schedule A to this Agreement or the context hereof shall otherwise require; and references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement. SECTION 2. SALE AND PURCHASE OF BONDS. Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closings provided for in Section 3, Bonds of the series and tranche and in the principal amount specified opposite such Purchaser’s name in Schedule B to this Agreement at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder. SECTION 3. CLOSING. The sale and purchase of the Bonds to be purchased by each Purchaser shall occur at the offices of Hunton Andrews Kurth LLP, 200 Park Avenue, New York, New York 10166 at 10:00 a.m., Eastern time, at two closings (each individually, a “Closing” and, collectively, the “Closings”). The first Closing shall be in respect of the Series 2025B Bonds and shall be held on July 1, 2025 or on such other Business Day thereafter as may be agreed upon by the Company and the Purchasers of the Series 2025B Bonds (the “First Closing”). The second Closing shall be in respect of the Series 2025C Bonds and shall be held on October 1, 2025 or on such other Business Day thereafter as may be agreed upon by the Company and the Purchasers of the Series 2025C Bonds; provided, however, such date may be accelerated by the Company upon not less than five (5) Business Days’ advance notice to the Purchasers of the Series 2025C Bonds (the “Second Closing”). At each Closing the Company will deliver to each Purchaser the Bonds to be purchased by such Purchaser in the form of a single Bond (or such greater number of Bonds in denominations of at least $100,000 as such Purchaser may request) of each series and tranche dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company specified in the funding instructions letters provided pursuant to Section 4.13 of this Agreement. If (i) at the First Closing the Company shall fail to tender such Series 2025B Bonds to any Purchaser of the Series 2025B Bonds, as the case may be, or (ii) at the Second Closing the Company shall fail to tender such Series 2025C Bonds to any Purchaser of the Series 2025C Bonds, as the case may be, in each case, as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such

3 Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure by the Company to tender such Bonds or any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s satisfaction. SECTION 4. CONDITIONS TO CLOSING. Each Purchaser’s obligation to purchase and pay for the Bonds to be sold to such Purchaser at a Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at such Closing, of the following conditions: Section 4.1. Representations and Warranties. The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the applicable Closing (as if made at such time), except for any representation or warranty that by its terms speaks as of a particular time, in which case such representation or warranty shall have been correct as of that time. Section 4.2. Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the applicable Closing. Before and after giving effect to the issue and sale of the Bonds at each Closing (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing. Section 4.3. Compliance Certificates. (a) Officer’s Certificate. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the applicable Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled. (b) Secretary’s Certificate. The Company shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of the applicable Closing, certifying as to (i) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the applicable Bonds, this Agreement and the Indenture and (ii) the Company’s organizational documents as then in effect. Section 4.4. Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the applicable Closing from (a)(i) counsel for the Company, and (ii) Chapman and Cutler LLP, special counsel for the Company, covering the matters set forth in Schedule 4.4(a)(i) and 4.4(a)(ii), respectively, and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers) and from (b) Hunton Andrews Kurth LLP, special counsel for the Purchasers in connection with such transactions, substantially in the form set forth in Schedule 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

4 Section 4.5. Purchase Permitted By Applicable Law, Etc. On the date of the applicable Closing, such Purchaser’s purchase of Bonds shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted. Section 4.6. Sale of Other Bonds. Contemporaneously with the applicable Closing, the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Bonds to be purchased by it at such Closing as specified in Schedule B to this Agreement. Section 4.7. Payment of Special Counsel Fees. Without limiting the provisions of Section 15.1, the Company shall have paid the reasonable and documented fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company (i) at least two Business Days prior to the First Closing with respect to such fees, charges and disbursements up to the First Closing and (ii) at least two Business Days prior to the Second Closing, with respect to such fees, charges and disbursements incurred from the First Closing up to the Second Closing. Section 4.8. Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each series of Bonds. Section 4.9. Changes in Corporate Structure. The Company shall not have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5. Section 4.10. Execution, Authentication and Delivery of Supplemental Indenture. Each of the Fifth Supplemental Indenture and the Sixth Supplemental Indenture shall have been duly authorized, executed and delivered by the Company and the Trustee at, or prior to, the applicable Closing. Section 4.11. Execution, Authentication and Delivery of Bonds. The Bond or Bonds to be purchased by each Purchaser at the applicable Closing shall have been duly authorized, executed and delivered by the Company and authenticated by the Trustee and delivered to each such Purchaser. Section 4.12. Approvals. The Company shall have furnished to such Purchaser and such Purchaser’s special counsel true and correct copies of all certificates, approvals, authorizations,

5 consents, recordings and filings necessary for the execution, delivery or performance by the Company of this Agreement, the applicable Bonds, and the Indenture relating to the authorization and issuance of such Bonds including, without limitation, (a) the consents and approvals referred to in Section 5.7 of this Agreement and in the Indenture, if any, and (b) such recordings and filings as may be necessary or appropriate to perfect the liens and security interests granted or conveyed by the Indenture. Section 4.13. Funding Instructions. At least five (5) Business Days prior to the date of each Closing, each applicable Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming funding instructions including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the applicable purchase price for the Bonds is to be deposited, which account shall be fully opened and able to receive micro deposits in accordance with this Section at least five (5) Business Days prior to the date of the applicable Closing. Each Purchaser has the right, but not the obligation, upon written notice (which may be by email) to the Company, to elect to deliver a micro deposit (less than $51.00) to the account identified in the written instructions no later than two Business Days prior to the date of the applicable Closing. If a Purchaser delivers a micro deposit, a Responsible Officer must verbally verify the receipt and amount of the micro deposit to such Purchaser on a telephone call initiated by such Purchaser prior to the applicable Closing. The Company shall not be obligated to return the amount of the micro deposit, nor will the amount of the micro deposit be netted against the Purchaser’s purchase price of the Bonds. Section 4.14. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request. Section 4.15. Second Closing. In the case of the Second Closing, the transactions contemplated herein with respect to the First Closing shall have been consummated in accordance with the terms and provisions hereof, except to the extent of any failure of such transactions to have been consummated that was caused by any failure of any Purchaser to perform its obligations hereunder. SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Purchaser that, on and as of the date of each Closing: Section 5.1. Organization; Power and Authority. The Company is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected

6 to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Bonds to be sold at such Closing and to perform the provisions hereof and thereof. Section 5.2. Authorization, Etc.; Matters Relating to the Indenture. (a) This Agreement and the Bonds to be sold at such Closing have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof and authentication by the Trustee in accordance with the Indenture and delivered and paid for as provided herein, each such Bond will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). (b) The Amended and Restated Mortgage has been duly authorized, executed and delivered by the Company. The Supplemental Indenture to be delivered at such Closing has been authorized by the Company and, when duly executed and delivered by the Company at the applicable Closing, assuming due authorization, execution and delivery thereof by the Trustee, the Indenture will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Section 5.3. Disclosure. The Company, through its agents, Mizuho Securities USA LLC and PNC Capital Markets LLC, has delivered to each Purchaser a copy of an Investor Presentation, dated May 2025 (the “Investor Presentation”) relating to the transactions contemplated hereby. This Agreement, the Investor Presentation, the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company prior to June 10, 2025 in connection with the transactions contemplated hereby and identified in Schedule 5.3 (this Agreement, the Investor Presentation and such documents, certificates or other writings identified in Schedule 5.3 and such financial statements listed in Schedule 5.5 delivered to each Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since March 31, 2025, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 5.4. Subsidiaries. The Company has no subsidiaries that would be deemed “Significant Subsidiaries” under Regulation S-X under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

7 Section 5.5. Financial Statements; Material Liabilities. The Company has delivered to each Purchaser copies of the financial statements of the Company listed on Schedule 5.5. All of such financial statements (including in each case the related schedules and notes) contained in Schedule 5.5 fairly present in all material respects the financial position, and in the case of the financial statements for the quarter ended March 31, 2025, the consolidated financial position, of the Company or companies being reported on as of the respective dates specified in such Schedule and the results of its or their, as applicable, operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim or unaudited financial statements, to normal year-end adjustments and the exclusion of detailed footnotes and the statement of common shareholder’s equity). Section 5.6. Compliance with Laws, Other Instruments, Etc. (a) As of the First Closing, the execution, delivery and performance by the Company of this Agreement, the Fifth Supplemental Indenture and the Amended and Restated Mortgage, the issuance and delivery of the Series 2025B Bonds, the consummation of the transactions herein contemplated and the fulfillment of the terms hereof, and compliance with the terms and provisions of this Agreement, the Series 2025B Bonds, the Fifth Supplemental Indenture and the Amended and Restated Mortgage did not or will not, as applicable (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien (other than the lien of the Amended and Restated Mortgage or the Fifth Supplemental Indenture or otherwise permitted under the Amended and Restated Mortgage or the Fifth Supplemental Indenture) in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, regulations or by-laws, shareholders agreement or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, except which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary. (b) As of the Second Closing, the execution, delivery and performance by the Company of this Agreement and the Indenture, the issuance and delivery of the Series 2025C Bonds, the consummation of the transactions herein contemplated and the fulfillment of the terms hereof, and compliance with the terms and provisions of this Agreement, the Series 2025C Bonds, and the Indenture did not or will not, as applicable (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien (other than the lien of the Indenture or otherwise permitted under the Indenture) in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, regulations or by-laws, shareholders agreement or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, except which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the

8 Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary. Section 5.7. Governmental Authorizations, Etc. The Indiana Utility Regulatory Commission (the “IURC”) has issued its order approving the Company’s issuance of the Bonds and such order is final and in full force and effect on the date hereof; no other approval of, or any consent, authorization or order of, or filing or registration with, any regulatory public body, state or federal, or any court having jurisdiction over the Company, is, or will be at such Closing, necessary in connection with the issuance and sale of the Bonds pursuant to this Agreement and the Indenture or the execution, delivery and performance of this Agreement and the Indenture, other than (i) such approvals that may be required under state securities laws, (ii) post-issuance informational filings to be made with the IURC, (iii) recordings and filings to perfect liens and security interests created by the Indenture or (iv) such matters relating to performance as would ordinarily be done in the ordinary course of business after any Closing. Section 5.8. Litigation; Observance of Statutes and Orders. (a) Except as disclosed in the Disclosure Documents, there are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (b) Except as disclosed in the Disclosure Documents, neither the Company nor any Subsidiary is (i) in violation of any order, judgment, decree or ruling of any court, any arbitrator of any kind or any Governmental Authority or (ii) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), which violation would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 5.9. Taxes. Except as disclosed in the Disclosure Documents, the Company and its Subsidiaries have filed all tax returns (or have been included on consolidated tax returns, as applicable, that have been filed) that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings. Section 5.10. Mortgage Property. (a) To the extent it is not excepted from the lien of the Indenture, the Company has good title to all real property owned by it and good title to all personal property owned by it (except, in each case, such properties as have been released from the lien of the Indenture in accordance with the terms thereof), subject only to (i) the lien of the Indenture, (ii) Excepted Encumbrances (as defined in the Indenture), (iii) taxes and assessments not yet delinquent, (iv) as to parts of the Company’s property, easements, conditions, restrictions, leases,

9 and similar encumbrances which would not, individually or in the aggregate be expected to have a Material Adverse Effect, (v) defects in titles which would not, individually or in the aggregate, be expected to have a Material Adverse Effect, (vi) mechanics’ lien claims being contested or not of record or for the satisfaction or discharge of which adequate provision has been made by the Company or would not, individually or in the aggregate, be expected to have a Material Adverse Effect and (vii) defects which do not in any Material way impair the security afforded by the Indenture. (b) The Bonds will be secured by and entitled to the benefits of the Indenture equally and ratably with all other present and future bonds duly issued under the Indenture by a valid and direct first mortgage lien of the Indenture, subject to any sinking funds (or equivalent) that may be hereafter created for the benefit of any particular series or tranche. Section 5.11. Licenses, Permits, Etc. The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect. Section 5.12. Compliance with Employee Benefit Plans. (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title IV of ERISA (other than premiums to the PBGC in the ordinary course), on account of a violation of Title I of ERISA, or pursuant to the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that would, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate be Material. (b) The present value of the aggregate benefit liabilities under the defined benefit Plans (other than Multiemployer Plans), determined for funding purposes pursuant to Section 302 of ERISA and as set forth in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities, either in the case of any single Plan or in the aggregate for all Plans, by amounts that would reasonably be expected to have a Material Adverse Effect. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA, in each case determined as of the valuation date for the Plan’s most recent actuarial valuation report prepared for funding purposes.

10 (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material. (d) The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company is not Material. (e) The execution and delivery of this Agreement and the issuance and sale of the Bonds hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Bonds to be purchased by such Purchaser. (f) The Company and its Subsidiaries do not have any Non-U.S. Plans. Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Bonds or any similar Securities for sale to, or solicited any offer to buy the Bonds or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 65 Institutional Investors of the type described in clause (c) of the definition thereof (including the Purchasers) in total, each of which has been offered the Bonds at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Bonds to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction. Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Bonds hereunder as set forth in the Investor Presentation on slide 25 in the section titles “Use of Proceeds.” No part of the proceeds from the sale of the Bonds hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U. Section 5.15. Existing Indebtedness. (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of March 31, 2025 (including descriptions of the obligors and obligees, principal amounts outstanding, any collateral therefor and any Guaranty thereof), since which date there has

11 been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries, except for any such changes that may be noted in the Schedule or the Disclosure Documents. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment. (b) Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including its charter or any other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as pursuant to any instrument or agreement related to Indebtedness disclosed in Schedule 5.15 or in the Disclosure Documents. Section 5.16. Foreign Assets Control Regulations, Etc. The Company has implemented and maintains in effect policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable U.S. Economic Sanctions Laws, and the Company, its Subsidiaries and, to the knowledge of the Company, their respective officers, employees, directors and agents, are in compliance with Anti-Corruption Laws and applicable U.S. Economic Sanctions Laws in all material respects. None of (a) the Company, any Subsidiary or, to the knowledge of the Company, any of their respective directors, officers or employees, or (b) to the knowledge of the Company, any agent of the Company or any Subsidiary that will act in any capacity in connection with or benefit from this Agreement, is a Sanctioned Person. Assuming that no Purchaser is a Sanctioned Person, no purchase or sale of the Bonds, or use of proceeds thereof, or other transaction contemplated by this Agreement will result in a violation by the Company or any of its Subsidiaries of any applicable Anti-Corruption Law or applicable U.S. Economic Sanctions Laws. Section 5.17. Status under Certain Statutes. Neither the Company nor any Subsidiary is an “investment company” registered or required to be registered under the Investment Company Act of 1940, as amended, or is subject to the ICC Termination Act of 1995, as amended. The Company is subject to the Public Utility Holding Company Act of 2005, as amended, and the Federal Power Act, as amended. Section 5.18. Lien Recordation. Except with respect to the Sixth Supplemental Indenture, which shall be filed for recording on or prior to the date of the Second Closing in all public offices wherein such filing or recordation is necessary to perfect the lien of the Indenture and security interest granted thereby, the Indenture (and/or financing statements or similar notices thereof to the extent permitted or required by applicable law) has been filed for record or recorded in all public offices wherein such filing or recordation is necessary to perfect the lien of the Indenture and security interest granted thereby in the collateral therein described against creditors of and purchasers from the Company and the Indenture creates a valid and perfected first Lien and

12 security interest in the collateral described therein effective as against creditors of and purchasers from the Company, subject only to Excepted Encumbrances. SECTION 6. REPRESENTATIONS OF THE PURCHASERS. Section 6.1. Purchase for Investment. Each Purchaser severally represents that (i) it is purchasing the Bonds for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control and (ii) it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3), (7) or (9) of Regulation D under the Securities Act (an “Institutional Accredited Investor”). Each Purchaser understands that the Bonds have not been registered under the Securities Act and may be resold only to another person if such Purchaser reasonably believes that such person is an Institutional Accredited Investor, if registered pursuant to the provisions of the Securities Act, or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the resale of the Bonds under the Securities Act. Section 6.2. Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Bonds to be purchased by such Purchaser hereunder: (a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or (b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained

13 by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or (d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c), (g) and (k) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or (e) the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or (f) the Source is a governmental plan; or (g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or (h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA. As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

14 SECTION 7. INFORMATION AS TO COMPANY. Section 7.1. Financial and Business Information. The Company shall deliver, prior to the applicable Closing, to each Purchaser purchasing Bonds sold at such Closing and, thereafter, each holder of a Bond that is an Institutional Investor: (a) Quarterly Statements — within 60 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Company’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC in the case the Company is subject to the filing requirements thereof and (y) the date by which any financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of, (i) a consolidated balance sheet of the Company and its Subsidiaries and Securitization Subsidiaries as at the end of such quarter, and (ii) consolidated statements of income, retained earnings and cash flows of the Company and its Subsidiaries and Securitization Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments; (b) Annual Statements — within 105 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Company’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC in the case the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each fiscal year of the Company, duplicate copies of (i) a consolidated balance sheet of the Company and its Subsidiaries and Securitization Subsidiaries as at the end of such year, and (ii) consolidated statements of income, retained earnings and cash flows of the Company and its Subsidiaries and Securitization Subsidiaries for such year,

15 setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent public accountants or independent auditors, as applicable, of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances; (c) SEC and Other Reports — with reasonable promptness upon their becoming available, one copy of (i) each financial statement, report, notice, proxy statement or similar document sent by the Company or any Subsidiary (x) to its creditors under any Material Credit Facility (excluding information sent to such creditors in the ordinary course of administration of a credit facility, such as information relating to pricing and borrowing availability) or (y) to its public Securities holders generally, and (ii) to the extent the Company becomes subject to the filing requirements under the Exchange Act, each regular or periodic report, each registration statement (without exhibits except as expressly requested by such Purchaser or holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC; (d) Notice of Default or Event of Default — with reasonable promptness, and in any event within 7 Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto; (e) Employee Benefits Matters — with reasonable promptness, and in any event within 10 Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto: (i) with respect to any Plan, the Company’s or an ERISA Affiliate’s determination that a reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, has occurred and that notice thereof has not been waived pursuant to such regulations as in effect on the date hereof except in the case of any such event that would not reasonably be expected to have a Material Adverse Effect; (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that

16 such action has been taken by the PBGC with respect to such Multiemployer Plan; or (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title IV of ERISA (other than premiums to the PBGC in the ordinary course), on account of a violation of Title I of ERISA, or pursuant to the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect. (f) Resignation or Replacement of Auditors — within 10 days following the date on which the Company’s auditors resign or the Company elects to change auditors, as the case may be, notification thereof, together with such further information as the Required Holders may request; and (g) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries (including actual copies of the Company’s Form 10-Q and Form 10-K) or relating to the ability of the Company to perform its obligations hereunder and under the Bonds as from time to time may be reasonably requested by any such Purchaser or holder of a Bond. Section 7.2. Officer’s Certificate. Each set of financial statements delivered to a Purchaser or a holder of a Bond pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer: (a) Covenant Compliance — setting forth the information from such financial statements, if any, that is required in order to establish whether the Company was in compliance with the requirements of Section 9 during the quarterly or annual period covered by the financial statements then being furnished, (including with respect to each such provision that involves mathematical calculations, the information from such financial statements that is required to perform such calculations) and detailed calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section, and the calculation of the amount, ratio or percentage then in existence. In the event that the Company or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 22.2) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election; and (b) Event of Default — certifying that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her

17 supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto. Section 7.3. Visitation. The Company shall permit the representatives, prior to the applicable Closing, of each Purchaser purchasing Bonds sold at such Closing and, thereafter, of each holder of a Bond that is an Institutional Investor: (a) No Default — if no Default or Event of Default then exists, at the expense of such Purchaser or such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and (b) Default — if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants or independent auditors, as applicable (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested. Section 7.4. Electronic Delivery. Financial statements, opinions of independent public accountants or independent auditors (as applicable), other information and Officer’s Certificates that are required to be delivered by the Company pursuant to Sections 7.1(a), (b) or (c) and Section 7.2 shall be deemed to have been delivered if the Company satisfies any of the following requirements with respect thereto: (a) such financial statements satisfying the requirements of Section 7.1(a) or (b) and related Officer’s Certificate satisfying the requirements of Section 7.2 and any other information required under Section 7.1(c) are delivered to each Purchaser or holder of a Bond by e-mail at the e-mail address set forth in such holder’s Schedule B or as communicated from time to time in a separate writing delivered to the Company; (b) the Company shall have timely filed such Form 10–Q or Form 10–K, satisfying the requirements of Section 7.1(a) or Section 7.1(b), as the case may be, with the SEC on EDGAR and shall have made such form and the related Officer’s Certificate satisfying the requirements of Section 7.2 available through its home page on the internet, which is located at http://centerpointenergy.com as of the date of this Agreement;

18 (c) such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b) and related Officer’s Certificate(s) satisfying the requirements of Section 7.2 and any other information required under Section 7.1(c) are timely posted by or on behalf of the Company on IntraLinks or on any other similar website to which each holder of Bonds has free access; or (d) the Company (or its parent entity) shall have timely filed any of the items referred to in Section 7.1(c) with the SEC on EDGAR and shall have made such items available through the Company’s home page on the internet or on IntraLinks or on any other similar website to which each holder of Bonds has free access; provided however, that in no case shall access to such financial statements, other information and Officer’s Certificates be conditioned upon any waiver or other agreement or consent (other than confidentiality provisions consistent with Section 20 of this Agreement); provided further, that in the case of any of clauses (b), (c) or (d), the Company shall have given each holder of a Bond prior written notice, which may be by e-mail or in accordance with Section 18, of such posting or filing in connection with each delivery, provided further, that upon request of any holder to receive paper copies of such forms, financial statements, other information and Officer’s Certificates or to receive them by e-mail, the Company will promptly e-mail them or deliver such paper copies, as the case may be, to such holder. SECTION 8. PAYMENT AND PREPAYMENT OF THE BONDS. Section 8.1. Maturity. As provided therein, the entire unpaid principal balance of each Bond shall be due and payable on the Maturity Date thereof. Section 8.2. Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Bonds or any series or tranche of Bonds, in an amount not less than 10% of the aggregate principal amount of the Bonds or such series or tranche of Bonds then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Bonds to be prepaid written notice of each optional prepayment under this Section 8.2 not less than ten (10) days and not more than forty-five (45) days prior to the date fixed for such prepayment unless the Company and the Required Holders agree to another time period pursuant to Section 17. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount and series or tranche of Bonds to be prepaid on such date, the principal amount of each Bond held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Bonds to be prepaid a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

19 Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of Bonds pursuant to Section 8.2, the principal amount of the Bonds or series of Bonds to be prepaid shall be allocated among all of the Bonds or series of Bonds, as applicable, at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. Section 8.4. Maturity; Surrender, Etc. In the case of each prepayment of Bonds pursuant to this Section 8, the principal amount of each Bond to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Bond paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Bond shall be issued in lieu of any prepaid principal amount of any Bond. Section 8.5. Purchase of Bonds. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Bonds except (a) upon the payment or prepayment of the Bonds in accordance with this Agreement, the Indenture and the Bonds or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Bonds or series of Bonds, as applicable, at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least fifteen (15) Business Days. The Company will promptly cancel all Bonds acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Bonds pursuant to this Agreement and no Bonds may be issued in substitution or exchange for any such Bonds. Section 8.6. Make-Whole Amount. The term “Make-Whole Amount” means, with respect to any Bond, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Bond over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings: “Called Principal” means, with respect to any Bond, the principal of such Bond that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 11.01 of the Amended and Restated Mortgage, as the context requires. “Discounted Value” means, with respect to the Called Principal of any Bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Bonds is payable) equal to the Reinvestment Yield with respect to such Called Principal.

20 “Reinvestment Yield” means, with respect to the Called Principal of any Bond, the sum of (a) 0.50% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the- run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond. If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Bond, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond. “Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment. “Remaining Scheduled Payments” means, with respect to the Called Principal of any Bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Bonds, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement

21 Date and required to be paid on such Settlement Date pursuant to Section 8.2 or Section 11.01 of the Amended and Restated Mortgage. “Settlement Date” means, with respect to the Called Principal of any Bond, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 11.01 of the Amended and Restated Mortgage, as the context requires. Section 8.7. Payments Due on Non-Business Days. Anything in this Agreement or the Bonds to the contrary notwithstanding, (x) except as set forth in clause (y), any payment of interest on any Bond that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (y) any payment of principal of or Make- Whole Amount on any Bond (including principal due on the Maturity Date of such Bond) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed (but excluding the Business Day on which such payment is made) in the computation of interest payable on such next succeeding Business Day. Section 8.8. Redemption under the Supplemental Indenture. For the avoidance of doubt, the term “prepayment” under this Agreement and “redemption” under the Indenture shall be synonymous. SECTION 9. AFFIRMATIVE COVENANTS. Reference is made to Article VII of the Amended and Restated Mortgage for affirmative covenants of the Company. Notwithstanding the foregoing, from the date of this Agreement until the applicable Closing and thereafter, so long as any of the Bonds are outstanding, the Company covenants that: Section 9.1. Compliance with Laws. The Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject (including, as applicable, ERISA, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16) and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 9.2. Insurance. The Company will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established

22 reputations engaged in the same or a similar business, of comparable size and financial strength and with comparable risks. Section 9.3. Maintenance of Properties. The Company will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section 9.3 shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance (i) is permitted by the Indenture or (ii) is determined by the Company to be desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 9.4. Corporate Existence, Etc. The Company will at all times preserve and keep its corporate existence in full force and effect, provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution or other transaction otherwise permitted by the Indenture. The Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not reasonably be expected, individually or in the aggregate, have a Material Adverse Effect. Section 9.5. Books and Records. The Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable Material requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Subsidiary, as the case may be. The Company will, and will cause each of its Subsidiaries to, keep books, records and accounts which, in reasonable detail, accurately reflect all transactions and dispositions of assets. The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and the Company will, and will cause each of its Subsidiaries to, continue to maintain such system. SECTION 10. [RESERVED]. SECTION 11. EVENTS OF DEFAULT. Reference is made to Section 11.01 of the Amended and Restated Mortgage for Events of Default.

23 SECTION 12. REMEDIES ON DEFAULT, ETC. Reference is made to Sections 11.01 through 11.18 of the Amended and Restated Mortgage and Part IV of the Supplemental Indenture for remedies upon Events of Default and other related provisions. SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF BONDS. Reference is made to Article II of the Amended and Restated Mortgage for provisions relating to the registration, exchange and substitution of Bonds. SECTION 14. PAYMENTS ON BONDS. Section 14.1. Place of Payment. Payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Bonds shall be made in accordance with the terms and provisions of the Indenture. Section 14.2. Home Office Payment. So long as any Purchaser or its nominee shall be the holder of any Bond and any Purchaser or its nominee shall have given written notice to the Trustee requesting that the provisions of this Section 14.2 apply (such notice hereby given in Schedule B to this Agreement), and notwithstanding anything contained in Section 14.1, the Company will pay all sums becoming due on such Bond for principal, premium, if any, and interest by the method and at the address specified for such purpose for such Purchaser in Schedule B, or by such other method (reasonably acceptable to the Trustee) or at such other address as such Purchaser shall have from time to time specified to the Trustee in writing for such purpose, without the presentation or surrender of such Bond. Each Purchaser hereby agrees that (i) before any sale or other transfer by any Purchaser or its nominee of any Bond in respect of which any principal payments or prepayments have been made in the manner provided in this Section 14.2, any Purchaser or its nominee, respectively, will present such Bond to the Trustee in exchange for a new Bond or Bonds and in a principal amount equal to the unpaid principal amount of such Bond and (ii) promptly following payment in full of any Bond thereby, such Purchaser, its nominee or subsequent Institutional Accredited Investor will promptly surrender such Bond to the Trustee for cancellation. Section 14.3. FATCA Information. By acceptance of any Bond, the holder of such Bond agrees that such holder will with reasonable promptness duly complete and deliver to the Company, or to such other Person as may be reasonably requested by the Company, from time to time (a) in the case of any such holder that is a United States Person, such holder’s United States tax identification number or other Forms reasonably requested by the Company necessary to establish such holder’s status as a United States Person under FATCA and as may otherwise be necessary for the Company to comply with its obligations under FATCA and (b) in the case of any such holder that is not a United States Person, such documentation prescribed by applicable law (including as prescribed by section 1471(b)(3)(C)(i) of the Code) and such additional documentation as may be necessary for the Company to comply with its obligations under FATCA and to determine that such holder has complied with such holder’s obligations under FATCA or to determine the amount (if any) to deduct and withhold from any such payment made to such

24 holder. Nothing in this Section 14.3 shall require any holder to provide information that is confidential or proprietary to such holder unless the Company is required to obtain such information under FATCA and, in such event, the Company shall treat any such information it receives as confidential. Notwithstanding the foregoing, except as otherwise required by applicable law, the Company agrees that it will not withhold from any applicable payment to be made to a holder of a Bond that is not a United States Person any tax so long as such holder shall have delivered to the Company (in such number of copies as shall be requested) on or about the date on which such holder becomes a holder under this Agreement (and from time to time thereafter upon the reasonable request of the Company), executed copies of IRS Form W-8BEN or IRS Form W- 8BEN-E, as applicable, as well as the applicable "U.S. Tax Compliance Certificate" substantially in the form attached as Exhibit C, in both cases correctly completed and executed. SECTION 15. EXPENSES, ETC. Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable and documented costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other holder of a Bond in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or any Bond Document (whether or not such amendment, waiver or consent becomes effective), including: (a) the reasonable and documented costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, or any Bond Document or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or any other Bond Document, or by reason of being a holder of any Bond, (b) the reasonable and documented costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Bonds and any Bond Document and (c) the reasonable costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO provided, that such costs and expenses under this clause (c) shall not exceed $4,000. If required by the NAIC, the Company shall obtain and maintain at its own cost and expense a Legal Entity Identifier (LEI). The Company will pay, and will save each Purchaser and each other holder of a Bond harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Bonds). Section 15.2. Certain Taxes. The Company agrees to pay all stamp, documentary or similar taxes or fees which may be payable in respect of the execution and delivery or the enforcement of this Agreement or any Bond Document or the execution and delivery (but not the transfer) or the enforcement of any of the Bonds in the United States or any other jurisdiction where the Company has assets or of any amendment of, or waiver or consent under or with respect to, this Agreement or any Bond Document or of any of the Bonds. The Company may require

25 payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any transfer of the Bonds. Section 15.3. Survival. The obligations of the Company under this Section 15 will survive the payment or transfer of any Bond, the enforcement, amendment or waiver of any provision of this Agreement, the Bonds and any other Bond Document, and the termination of this Agreement. SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT. All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Bonds, the purchase or transfer by any Purchaser of any Bond or portion thereof or interest therein and the payment of any Bond, and may be relied upon by any subsequent holder of a Bond, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Bond. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Bonds embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof. SECTION 17. AMENDMENT AND WAIVER. Section 17.1. Requirements. In addition to and not in limitation of any rights of a holder of a Bond to amend or waive any provision of the Indenture in accordance with the terms of the Indenture, or consent to an amendment or waiver thereof in accordance with the terms of the Indenture, this Agreement may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that: (a) no amendment or waiver of any of the provisions of Sections 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing; and (b) no amendment or waiver may, without the written consent of each Purchaser and the holder of each Bond at the time outstanding, (i) change the percentage of the principal amount of the Bonds the holders of which are required to consent to any amendment or waiver or the principal amount of the Bonds that the Purchasers are to purchase pursuant to Section 2 upon the satisfaction of the conditions to Closing that appear in Section 4, or (ii) amend any of Sections 17 or 20. Section 17.2. Solicitation of Holders of Bonds. (a) Solicitation. The Company will provide, prior to the applicable Closing, to each Purchaser of Bonds at such Closing and, thereafter, to each holder of a Bond sufficient information, sufficiently far in advance of the date a decision is required as set forth in Article XVII of the Indenture, to enable such Purchaser and such holder to make an informed and considered decision

26 with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or any other Bond Documents. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 17 to each such Purchaser and each holder of a Bond promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Purchasers or holders of Bonds. (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any Purchaser or holder of a Bond as consideration for or as an inducement to the entering into by such Purchaser or holder of any waiver or amendment of any of the terms and provisions hereof or any Bond unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each Purchaser and each holder of a Bond even if such Purchaser or holder did not consent to such waiver or amendment. (c) Consent in Contemplation of Transfer. Any consent given pursuant to this Section 17 by a holder of a Bond that has transferred or has agreed to transfer its Bond to (i) the Company, (ii) any Subsidiary or any other Affiliate or (iii) any other Person in connection with, or in anticipation of, such other Person acquiring, making a tender offer for or merging with the Company and/or any of its Affiliates, in each case in connection with such consent, shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Bonds that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder. Section 17.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 17 applies equally to all Purchasers and holders of Bonds and is binding upon them and upon each future Purchaser or holder of any Bond and upon the Company without regard to whether such Bond has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and any Purchaser or holder of a Bond and no delay in exercising any rights hereunder or under any Bond shall operate as a waiver of any rights of any Purchaser or holder of such Bond. As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented. Section 17.4. Bonds Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Bonds then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Bonds, or have directed the taking of any action provided herein or the Bonds to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Bonds then outstanding, Bonds directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

27 SECTION 18. NOTICES. Except to the extent otherwise provided in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by an internationally recognized overnight delivery service (charges prepaid). Any such notice must be sent: (i) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in the Schedule B attached to this Agreement, or at such other address as such Purchaser or nominee shall have specified to the Company in writing, (ii) if to any other holder of any Bond, to such holder at such address as such other holder shall have specified to the Company and the Trustee, as bond registrar, in writing, or (iii) if to the Company, to the Company at 1111 Louisiana, Houston, Texas 77002, attention of Patricia L. Martin, or at such other address as the Company shall have specified to the holder of each Bond in writing. Notices under this Section 18 will be deemed given only when actually received. SECTION 19. REPRODUCTION OF DOCUMENTS. This Agreement and all documents relating thereto, including (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the applicable Closing (except the Bonds themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Bonds from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction. SECTION 20. CONFIDENTIAL INFORMATION. For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement or the Bond Documents,

28 provided that such term does not include information that (a) was publicly known (other than through the breach by such Purchaser of its obligations under this Agreement) or otherwise known to such Purchaser (and not subject to any other obligation of confidentiality) prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf (and not known to be subject to any other obligation of confidentiality), or (c) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Bonds) and such individuals are bound by the terms of this Section 20 or agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20), (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 20, (iii) any other holder of any Bond or the Trustee, (iv) any Institutional Accredited Investor to which it sells or offers to sell such Bond or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (v) any Person from which it offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Bonds, this Agreement or any Bond Document (provided with respect to subclauses (w) (except where required disclosure of the purchase of the Bonds is to be made to any supervisory or regulatory body during the normal course of its exercise of its regulatory or supervisory function over such Purchaser and consistent with such Purchaser’s usual practice), (x) and (y) that, to the extent not prohibited by applicable law, rule, regulation or order, such Purchaser shall use commercially reasonable efforts to notify the Company of such pending disclosure so that the Company may seek a protective order or to pursue such further legal action as may be necessary to preserve the privileged nature and confidentiality of the Confidential Information). Each holder of a Bond, by its acceptance of a Bond, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Bond of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying this Section 20.

29 In the event that as a condition to receiving access to information relating to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Bond is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Company, this Section 20 shall supersede any such other confidentiality undertaking. SECTION 21. SUBSTITUTION OF PURCHASER. Each Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”) as the purchaser of the Bonds that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser. In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder and such Substitute Purchaser thereafter transfers to such original Purchaser all of the Bonds then held by such Substitute Purchaser, upon receipt by the Company of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Bonds under this Agreement. SECTION 22. MISCELLANEOUS. Section 22.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including any subsequent holder of a Bond) whether so expressed or not, except that, subject to Article XIV of the Indenture, the Company may not assign or otherwise transfer any of its rights or obligations hereunder or under the Bonds without the prior written consent of each holder. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement. Section 22.2. Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP, except as set forth in the notes thereto (subject in the case of any interim or unaudited financial statements, to normal year-end adjustments and the exclusion of detailed footnotes and the statement of common shareholder’s equity), provided that, if the Company notifies the holders of Bonds that the Company requests an amendment to any provision

30 hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision, regardless of whether any such notice is given before or after such change in GAAP or in the application thereof (or if the Required Holder(s) notify the Company that the Required Holder(s) request an amendment to any provision hereof for such purposes), then (i) such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith and (ii) the Company shall provide to the holders financial statements and other documents required by this Agreement or requested by any holder setting forth reconciliations between the computations relating to the compliance with the provisions hereof and financial statements provided hereunder made before and after giving effect to such changes in GAAP or the application thereof. Any reference herein to any specific citation, section or form of law, statute, rule or regulation shall refer to such new, replacement or analogous citation, section or form should such citation, section or form be modified, amended or replaced. For purposes of determining compliance with this Agreement (including Section 9, and the definition of “Indebtedness”), any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made. Section 22.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction. Section 22.4. Construction, Etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person. Defined terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein) and, for purposes of the Bonds, shall also include any such bonds issued in substitution therefor pursuant to Section 13, (b) subject to Section 22.1, any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be

31 construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections and Schedules shall be construed to refer to Sections of, and Schedules to, this Agreement, and (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time. Section 22.5. Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of similar import in this Agreement shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000, the Electronic Signatures and Records Act of 1999, or any other similar state Laws based on the Uniform Electronic Transactions Act. Section 22.6. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. Section 22.7. Jurisdiction and Process; Waiver of Jury Trial. (a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Bonds. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. (b) The Company agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 22.7(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment. (c) The Company consents to process being served by or on behalf of any holder of Bonds in any suit, action or proceeding of the nature referred to in Section 22.7(a) by mailing a copy thereof by registered, certified priority or express mail (or any substantially similar form of mail), postage prepaid, return receipt or delivery confirmation requested, to it at its address

32 specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service. (d) Nothing in this Section 22.7 shall affect the right of any holder of a Bond to serve process in any manner permitted by law, or limit any right that the holders of any of the Bonds may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction. (e) THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE BONDS OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

[Signature Page to Bond Purchase Agreement] If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company. Very truly yours, SOUTHERN INDIANA GAS AND ELECTRIC COMPANY By /s/ Patricia L. Martin _____________________ Name: Patricia L. Martin Title: Vice President and Treasurer

[Signature Page to Bond Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. COBANK, ACB By /s/ Kelli Cholas _______________________ Name: Kelli Cholas Title: Assistant Corporate Secretary

[Signature Page to Bond Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. INDUSTRIAL ALLIANCE INSURANCE AND FINANCIAL SERVICES By /s/ Sébastien Roy ______________________ Name: Sébastien Roy Title: Senior Director, Private Debt of Industrial Alliance Investment Management Inc. By /s/ Stéfanie Leduc _____________________ Name: Stéfanie Leduc Title: Vice President, Head of Private Debt of Industrial Alliance Investment Management Inc. AMERICAN-AMICABLE LIFE INSURANCE COMPANY OF TEXAS BY: INDUSTRIAL ALLIANCE INVESTMENT MANAGEMENT INC. By /s/ Sébastien Roy ______________________ Name: Sébastien Roy Title: Senior Director, Private Debt By /s/ Stéfanie Leduc _____________________ Name: Stéfanie Leduc Title: Senior Vice President, Head of Corporate Bonds and Private Debt OCCIDENTAL LIFE INSURANCE COMPANY OF NORTH CAROLINA BY: INDUSTRIAL ALLIANCE INVESTMENT MANAGEMENT INC.

[Signature Page to Bond Purchase Agreement] By /s/ Sébastien Roy ______________________ Name: Sébastien Roy Title: Senior Director, Private Debt By /s/ Stéfanie Leduc _____________________ Name: Stéfanie Leduc Title: Senior Vice President, Head of Corporate Bonds and Private Debt

[Signature Page to Bond Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. THRIVENT FINANCIAL FOR LUTHERANS By /s/ William J. Hochmuth ________________ Name: William J. Hochmuth Title: Senior Managing Director

[Signature Page to Bond Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. AFLAC LIFE INSURANCE JAPAN LTD. BY: AFLAC ASSET MANAGEMENT LLC, ITS INVESTMENT SUB-ADVISOR By /s/ May Liu __________________________ Name: May Liu Title: Managing Director, Global Head of Credit

[Signature Page to Bond Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. THE PRUDENTIAL INSURANCE COMPANY OF AMERICA BY: PGIM, INC., AS INVETMENT MANAGER By /s/ Ty Bowman _______________________ Name: Ty Bowman Title: Vice President

[Signature Page to Bond Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. STATE FARM LIFE INSURANCE COMPANY By /s/ John Malito ________________________ Name: John Malito Title: Investment Executive By /s/ Rebekah L. Holt ____________________ Name: Rebekah L. Holt Title: Investment Professional STATE FARM LIFE AND ACCIDENT ASSURANCE By /s/ John Malito ________________________ Name: John Malito Title: Investment Executive By /s/ Rebekah L. Holt ____________________ Name: Rebekah L. Holt Title: Investment Professional STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY By /s/ John Malito ________________________ Name: John Malito Title: Investment Executive By /s/ Rebekah L. Holt ____________________ Name: Rebekah L. Holt Title: Investment Professional STATE FARM FIRE AND CASUALTY COMPANY

[Signature Page to Bond Purchase Agreement] By /s/ John Malito ________________________ Name: John Malito Title: Investment Executive By /s/ Rebekah L. Holt ____________________ Name: Rebekah L. Holt Title: Investment Professional STATE FARM INSURANCE COMPANIES EMPLOYER RETIREMENT TRUST By /s/ John Malito ________________________ Name: John Malito Title: Authorized Signer By /s/ Rebekah L. Holt ____________________ Name: Rebekah L. Holt Title: Authorized Signer

[Signature Page to Bond Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. NEW YORK LIFE INSURANCE COMPANY BY: NYL INVESTORS LLC, ITS INVESTMENT MANAGER By /s/ Kimberly T. Stepancic _______________ Name: Kimberly T. Stepancic Title: Senior Director

[Signature Page to Bond Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION BY: NYL INVESTORS LLC, ITS INVESTMENT MANAGER By /s/ Kimberly T. Stepancic _______________ Name: Kimberly T. Stepancic Title: Senior Director

[Signature Page to Bond Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York domiciled life insurance company By: Nuveen Alternatives Advisors LLC, a Delaware limited liability company, its investment manager By /s/ Jospeh Cantey ______________________ Name: Joseph Cantey Title: Managing Director

[Signature Page to Bond Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. COLONIAL LIFE & ACCIDENT INSURANCE COMPANY By: Provident Investment Management, LLC Its: Agent By /s/ Ben Vance ________________________ Name: Ben Vance Title: Vice President, Senior Managing Director

[Signature Page to Bond Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. BERKSHIRE LIFE INSURANCE COMPANY OF AMERICA By: HPS Investment Partners, LLC, its Sub- Manager By /s/ Timothy Powell ____________________ Name: Timothy Powell Title: Managing Director

[Signature Page to Bond Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA By: HPS Investment Partners, LLC, its Sub- Manager By /s/ Timothy Powell ____________________ Name: Timothy Powell Title: Managing Director

[Signature Page to Bond Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. MANULIFE (INTERNATIONAL) LIMITED By /s/ Elton Shum ________________________ Name: Elton Shum Title: Head of Fixed Income Portfolio Management & Trading, Asia, General Account Investments

[Signature Page to Bond Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. MANULIFE (SINGAPORE) PTE. LTD. By /s/ Helen Lo __________________________ Name: Helen Lo Title: Director, Maulife General Account Investments (Singapore) Pte. Ltd. as investment manager of Manulife (Singapore) Pte. Ltd.

[Signature Page to Bond Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. MANUFACTURERS LIFE REINSURANCE LIMITED By /s/ Craig McNiven _____________________ Name: Craig McNiven Title: Vice President & Chief Financial Officer By /s/ Renee Springer-Haynes ______________ Name: Renee Springer-Haynes Title: Vice President & Controller

[Signature Page to Bond Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. SOUTHERN FARM BUREAU LIFE INSURANCE By /s/ Bradley Blakney ____________________ Name: Bradley Blakney Title: Director

[Signature Page to Bond Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. Purchaser Name American Family Mutual Insurance Company, S.I. Signature Bock American Family Investments, Inc., its investment manager By /s/ David L. Voge _____________________ Name: David L. Voge Title: Director Private Markets

[Signature Page to Bond Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. MODERN WOODMEN OF AMERICA By /s/ Robert D. Cleppe ___________________ Name: Robert D. Cleppe Title: Assistant Chief Investment Officer By /s/ Christopher M. Cramer _______________ Name: Christopher M. Cramer Title: Director of Investments

[Signature Page to Bond Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. Knights of Columbus By /s/ John A. Marrella ___________________ Name: John A. Marrella Title: Supreme Secretary

[Signature Page to Bond Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. AMERITAS LIFE INSURANCE CORP. a Nebraska corporation By /s/ Michael R. Gatliff ___________________ Name: Michael R. Gatliff Title: Authorized Representative

[Signature Page to Bond Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. American United Life Insurance Company By /s/ Craig Lehman ______________________ Name: Craig Lehman Title: VP Fixed Income

[Signature Page to Bond Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. LIBERTY NATIONAL LIFE INSURANCE COMPANY By /s/ Christopher J. Colamarino ____________ Name: Christopher J. Colamarino Title: Divisional Senior Vice President, Investments By /s/ Travis W. Korth ____________________ Name: Travis W. Korth Title: Divisional Senior Vice President, Investments

SCHEDULE A (to Bond Purchase Agreement) SCHEDULE A DEFINED TERMS As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term: “Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company. “Agreement” means this Bond Purchase Agreement, including all Schedules attached to this Agreement. “Amended and Restated Mortgage” is defined in Section 1 herein. “Anti-Corruption Laws” means any law or regulation in any jurisdiction applicable to the Company regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act. “Bond Documents” shall mean this Agreement, the Bonds, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Amended and Restated Mortgage and all amendments, supplements and other modifications thereto. “Bonds” is defined in Section 1 herein. “Business Day” means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed. “Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP. “Closing” is defined in Section 3 herein. “Code” means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder from time to time. “Company” is defined in the first paragraph of this Agreement.

A-2 “completed default” has the meaning set forth in Section 11.01 of the Indenture. “Confidential Information” is defined in Section 20 herein. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “Controlled” and “Controlling” shall have meanings correlative to the foregoing. “Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default. “Disclosure Documents” is defined in Section 5.3 herein. “EDGAR” means the SEC’s Electronic Data Gathering, Analysis and Retrieval System or any successor SEC electronic filing system for such purposes. “Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to Hazardous Materials. “ERISA” means the Employee Retirement Income Security Act of 1974 and the rules and regulations promulgated thereunder from time to time in effect. “ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code. “Event of Default” means an event or condition which constitutes a “completed default” within the meaning of the Indenture. “FATCA” means (a) sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), together with any current or future regulations or official interpretations thereof, (b) any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the United States of America and any other jurisdiction, which (in either case) facilitates the implementation of the foregoing clause (a), and (c) any agreements entered into pursuant to section 1471(b)(1) of the Code. “Fifth Supplemental Indenture” is defined in Section 1 herein. “First Closing” is defined in Section 3 herein. “Form 10-K” is defined in Section 7.1(b) herein.

A-3 “Form 10-Q” is defined in Section 7.1(a) herein. “GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America. “Governmental Authority” means (a) the government of (i) the United States of America or any state or other political subdivision thereof, or (ii) any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government. “Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including obligations incurred through an agreement, contingent or otherwise, by such Person: (a) to purchase such indebtedness or obligation or any property constituting security therefor; (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation; (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof. In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor. “Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or

A-4 the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law, including asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances. “holder” means, with respect to any Bond, the Person in whose name such Bond is registered pursuant to Article II of the Indenture, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 17.2 and 18 and any related definitions in this Schedule A, “holder” shall mean the beneficial owner of such Bond whose name and address appears in such register. “Indebtedness” with respect to any Person means, at any time, without duplication, (a) all items (other than capital stock, capital surplus, retained earnings, other comprehensive income, treasury stock and any other items that would properly be included in shareholder equity) that, in accordance with GAAP consistently applied, would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date on which the Indebtedness is to be determined; (b) all obligations of such Person, contingent or otherwise, as account party or applicant (or equivalent status) in respect of any standby letters of credit or equivalent instruments; and (c) without duplication, the amount of Guarantees by such Person of items described in clauses (a) and (b); Indebtedness of a Person shall not include Securitization Securities. “INHAM Exemption” is defined in Section 6.2(e) herein. “Indenture” is defined in Section 1 herein. “Institutional Accredited Investor” is defined in Section 6.1 herein. “Institutional Investor” means (a) any Purchaser of a Bond, (b) any holder of a Bond holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the Bonds then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Bond. “Investor Presentation” is defined in Section 5.3 herein. “Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured

A-5 party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements); provided that Liens on receivables, customer charges, notes, ownership interests, contracts or contract rights created in connection with a sale, securitization or monetization of such receivables, customer charges, notes, ownership interests, contracts or contract rights, and Liens on rights of the Company or any Subsidiary related to such receivables, customer charges, notes, ownership interests, contracts or contract rights which are transferred to the purchaser of such receivables, customer charges, notes, ownership interests, contracts or contract rights in connection with such sale, securitization or monetization, shall be excluded from the definition of Liens, provided further that such Liens secure only the obligations of the Company or any of its Subsidiaries in connection with such sale, securitization or monetization. “Make-Whole Amount” is defined in Section 8.6. “Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole. “Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement and the Bonds, or (c) the validity or enforceability of this Agreement, the Bonds or any other Bond Document. “Material Credit Facility” means, as to the Company and its Subsidiaries, (a) the Credit Agreement dated as of December 6, 2022 among the Company, as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, the financial institutions as bank parties thereto and the other parties thereto, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof; and (b) any other agreement(s) creating or evidencing indebtedness for borrowed money entered into on or after the date of Closing by the Company or any Subsidiary, or in respect of which the Company or any Subsidiary is an obligor or otherwise provides a guarantee or other credit support (“Credit Facility”), in a principal amount outstanding or available for borrowing equal to or greater than $100,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency); and if no Credit Facility or Credit Facilities equal or exceed such amounts, then the largest Credit Facility shall be deemed to be a Material Credit Facility. “Maturity Date” is defined on the face of each Bond. “Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

A-6 “NAIC” means the National Association of Insurance Commissioners. “Non-U.S. Plan” means any plan, fund or other similar program that (a) is established or maintained outside the United States of America by the Company or any Subsidiary primarily for the benefit of employees of the Company or one or more Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and (b) is not subject to ERISA or the Code. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx. “Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate. “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA. “Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority. “Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability. “property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate. “PTE” is defined in Section 6.2(a) herein. “Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Company and such Purchaser’s successors and assigns (so long as any such assignment complies with Article II of the Indenture), provided, however, that any Purchaser of a Bond that ceases to be the registered holder or a beneficial owner (through a nominee) of such Bond as the result of a transfer thereof pursuant to Article II of the Indenture shall cease to be included within the meaning of “Purchaser” of such Bond for the purposes of this Agreement upon such transfer. “QPAM Exemption” is defined in Section 6.2(d) herein.

A-7 “Related Fund” means, with respect to any holder of any Bond, any fund or entity that (a) invests in Securities or bank loans, and (b) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor. “Required Holders” means at any time, (a) prior to the First Closing, the Purchasers, (b) on or after the First Closing but prior to the Second Closing, (i) the holders of a majority in principal amount of the Series 2025B Bonds at the time outstanding (exclusive of Series 2025B Bonds then owned by the Company or any of its Affiliates) and (ii) the Purchasers of the Series 2025C Bonds and (c) on or after the Second Closing, the holders of a majority in principal amount of the Bonds at the time outstanding (exclusive of Bonds then owned by the Company or any of its Affiliates). “Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement. “Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, limited to Belarus, the Crimea region of Ukraine, Cuba, Iran, North Korea, Syria, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic and Russia). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled or 50% or more owned by any such Person or Persons described in the foregoing clauses (a) or (b). “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including, without limitation, those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State. “SEC” means the Securities and Exchange Commission of the United States of America. “Second Closing” is defined in Section 3 herein. “Securities” or “Security” shall have the meaning specified in section 2(1) of the Securities Act, provided that for all purposes of this Agreement, “Securities” or “Security” shall not include Securitization Securities. “Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder from time to time in effect. “Securitization Securities” means bonds or other debt securities issued to securitize the intangible regulatory assets and related rights of the Company or any of its Subsidiaries arising pursuant to regulatory approval of a special utility tariff or similar revenue stream to recover costs such as the costs of, or related to, removal, restoration, repair or early retirement of facilities and

A-8 other assets, excess fuel costs, other unforeseen or extraordinary costs as a result of a natural disaster or stranded asset costs, or costs associated with the issuance and servicing of Securitization Securities, if (and only if) recourse for the payment of debt service of such bonds or other debt securities is limited to (A) such special utility tariff or similar revenue stream (and in no event to the tangible underlying regulatory asset of the Company or any of its Subsidiaries (other than the issuer of the bonds and its assets)) or (B) rights under a financing order issued by the Indiana Utility Regulatory Commission (or other state regulatory body) to the Company or any of its Subsidiaries to bill, charge and collect dedicated charges to pay the debt service and other authorized costs of such bonds or other debt securities; it being understood that obligations of the “sponsor” or “servicer” in the form of standard sponsor or servicer undertakings shall not constitute “recourse”, and in either case, no recourse of such bonds or other debt securities shall exist to the Company and any Subsidiary of the Company other than to the Securitization Subsidiary that issued the Securitization Securities. “Securitization Subsidiary” means a direct or indirect special purpose subsidiary of the Company created to issue Securitization Securities. “Senior Financial Officer” means the chief financial officer, chief accounting officer, principal accounting officer, treasurer, assistant treasurer or controller of the Company. “Series 2025B Bonds” is defined in Section 1 herein. “Series 2025C Bonds” is defined in Section 1 herein. “Significant Subsidiary” means any subsidiary of the Company which constitutes a significant “Subsidiary” as defined in Rule 1-02 of Regulation S-X of the rules and regulations of the Securities Act; provided that no Securitization Subsidiary shall be deemed to be a significant subsidiary or subject to the restrictions, covenants or Events of Default under this Agreement. “Sixth Supplemental Indenture” is defined in Section 1 herein. “Source” is defined in Section 6.2 herein. “Subsidiary” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company. Notwithstanding the foregoing, no Securitization Subsidiary shall be deemed to be a Subsidiary of the Company for any purposes under this Agreement.

A-9 “Substitute Purchaser” is defined in Section 21 herein. “Supplemental Indenture” is defined in Section 1 herein. “SVO” means the Securities Valuation Office of the NAIC. “Trustee” is defined in Section 1 herein. “United States Person” has the meaning set forth in Section 7701(a)(30) of the Code. “USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the rules and regulations promulgated thereunder from time to time in effect. “U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program.

EXHIBIT A (to Bond Purchase Agreement) EXHIBIT A FORM OF FIFTH SUPPLEMENTAL INDENTURE

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY WITH DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee _______________ FIFTH SUPPLEMENTAL INDENTURE Supplemental to AMENDED AND RESTATED INDENTURE OF MORTGAGE AND DEED OF TRUST DATED AS OF JANUARY 1, 2023 Dated as of July 1, 2025

FIFTH SUPPLEMENTAL INDENTURE, dated as of July 1, 2025 (this “Supplemental Indenture”), between SOUTHERN INDIANA GAS AND ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Indiana (hereinafter called the “Company”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a corporation organized and existing under the laws of the State of New York, as Trustee under the Indenture hereinafter referred to. WHEREAS, the Company has heretofore executed and delivered to the Trustee its Amended and Restated Indenture of Mortgage and Deed of Trust, dated as of January 1, 2023 (the “Amended and Restated Indenture” and, as amended and supplemented by that certain First Supplemental Indenture dated as of March 15, 2023, that certain Second Supplemental Indenture dated as of October 13, 2023, that certain Third Supplemental Indenture dated as of August 29, 2024, and that certain Fourth Supplemental Indenture dated as of January 31, 2025, or as the same may from time to time be further supplemented, modified or amended by any supplemental indenture entered into pursuant to the provisions thereof, the “Indenture”), to secure the payment of the principal of and the interest and premium (if any) on all bonds at any time issued and outstanding thereunder, and to declare the terms and conditions upon which bonds are to be issued thereunder; WHEREAS, capitalized terms used herein shall have the meanings assigned thereto in the Indenture except to the extent expressly modified herein; WHEREAS, the Amended and Restated Indenture completely restated and amended the Indenture of Mortgage and Deed of Trust dated as of April 1, 1932, as theretofore supplemented and amended (the “Original Indenture”) without any interruption of the lien of the Original Indenture; WHEREAS, the Company by appropriate corporate action has entered into that certain Bond Purchase Agreement dated as of July 1, 2025, as the same may be supplemented and amended from time to time in accordance with its terms (the “Bond Purchase Agreement”) among the Company and purchasers party thereto; WHEREAS, Section 17.01 of the Indenture provides that, subject to certain exceptions not presently relevant, the Company and the Trustee may, from time to time and at any time, enter into such indentures supplemental to the Indenture as shall be deemed by them necessary or desirable to provide for the creation of any new series of bonds; WHEREAS, the Company by appropriate company action in conformity with the terms of the Agreement and the Indenture has duly determined to create a new series of bonds which shall be issued under the Indenture in an aggregate principal amount of $205,000,000 and that may be issued in two Tranches, as follows: (i) 5.09% First Mortgage Bonds, Series 2025B, Tranche A due 2031 in the aggregate principal amount of $100,000,000 (the “Series 2025B, Tranche A Bonds”); and (ii) 5.52% First Mortgage Bonds, Series 2025B, Tranche B due 2035 in the aggregate principal amount of $105,000,000 (the “Series 2025B, Tranche B Bonds” and together with the Series 2025B Tranche A Bonds, the “Series 2025B Bonds”);

- 2 - WHEREAS, all things necessary to make the Series 2025B Bonds, when authenticated by the Trustee and issued as in the Indenture provided, the valid, binding and legal obligations of the Company, entitled in all respects to the security of the Indenture, have been done and performed, and the creation, execution and delivery of this Supplemental Indenture have in all respects been duly authorized; WHEREAS, the Company and the Trustee deem it advisable to enter into this Supplemental Indenture for the purposes above stated and for the purpose of describing the Series 2025B Bonds and of providing the terms and conditions of redemption of such Series 2025B Bonds; and WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized. NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH: That Southern Indiana Gas and Electric Company, in consideration of the premises and other due consideration, the receipt whereof is hereby acknowledged, and of the purchase and acceptance of the bonds issued or to be issued hereunder, and in order to secure the payment of the principal, premium, if any, and interest of all bonds at any time issued and outstanding under the Indenture, according to their tenor and effect, and the performance of all of the provisions hereof and of said bonds, has granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed and by this Supplemental Indenture does grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto Deutsche Bank Trust Company Americas, as Trustee, and to its successor or successors in said trust, and to its and their assigns forever, all the properties, real, personal and mixed, tangible and intangible of the character described in the granting clauses of the aforesaid Amended and Restated Indenture or in any indenture supplemental thereto, acquired by the Company on or after the date of the execution and delivery of said Amended and Restated Indenture (except any in said Amended and Restated Indenture or in any indenture supplemental thereto expressly excepted). TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Article X of the Indenture), the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title, interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof. TO HAVE AND TO HOLD all such properties, real, personal and mixed, mortgaged, pledged or conveyed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors and assigns forever. IN TRUST, NEVERTHELESS, upon the terms and trusts of the Indenture, for those who shall hold the bonds issued and to be issued thereunder, or any of them, without preference, priority or

- 3 - distinction as to lien of any of said bonds over any others thereof by reason of priority in the time of the issue or negotiation thereof, or otherwise howsoever. PROVIDED, HOWEVER, and these presents are upon the condition that, if the Company, its successors or assigns, shall pay or cause to be paid, the principal of, premium, if any, and interest on said bonds, or exercise its Legal Defeasance option with respect thereto, in either case, at the times and in the manner stipulated therein and herein, and shall keep, perform and observe all and singular the covenants and promises in said bonds and in the Indenture expressed to be kept, performed and observed by or on the part of the Company, then this Supplemental Indenture and the estate and rights hereby granted shall cease, determine and be void, otherwise to be and remain in full force and effect. IT IS HEREBY COVENANTED, DECLARED AND AGREED, by the Company, that all such bonds are to be issued, authenticated and delivered, and that all property subject or to become subject hereto is to be held, subject to the further covenants, conditions, uses and trusts in the Indenture set forth, and the Company, for itself and its successors and assigns, does hereby covenant and agree to and with the Trustee and its successor or successors in such trust, for the benefit of those who shall hold said bonds, as follows: PART IA FORM OF SERIES 2025B, TRANCHE A BONDS The form of the definitive registered bond of the Series 2025B, Tranche A Bonds and the Trustee’s certificate of authentication to be borne by such bonds are to be substantially in the following forms, respectively:

- 4 - “[FORM OF SERIES 2025B, TRANCHE A BOND] THIS BOND (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS BOND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. SOUTHERN INDIANA GAS AND ELECTRIC COMPANY FIRST MORTGAGE BOND, SERIES 2025B, TRANCHE A No.: R-2025B-A-[_] PPN: 843163 D#0 ORIGINAL ISSUE DATE: July 1, 2025 PRINCIPAL AMOUNT: $[__________] INTEREST RATE: 5.090% MATURITY DATE: February 2, 2031 REDEMPTION TERMS, IF ANY: As described below. OTHER TERMS: As described below. SOUTHERN INDIANA GAS AND ELECTRIC COMPANY, an Indiana corporation (the “Company”), for value received hereby promises to pay to [________________] or its registered assigns, the principal sum of [____________] DOLLARS on the Maturity Date set forth above, subject to prior redemption, and to pay interest thereon from the Original Issue Date set forth above, or from the most recent date to which interest has been paid or duly provided for, semiannually in arrears on February 2 and August 2 in each year (each, an “Interest Payment Date”), commencing February 2, 2026, at the per annum Interest Rate set forth above, until the principal hereof is paid. No interest shall accrue on or after the Maturity Date so long as the principal amount of this Bond is paid in full on the Maturity Date, and if this Bond shall be duly called for redemption, interest shall accrue until, but not including, the redemption date. The interest so payable and punctually paid or duly provided for on any such Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Bond is registered at the close of business on the “Regular Record Date” for such interest, which shall be the January 16 or July 16, as the case may be (whether or not such day is a business day), next preceding such Interest Payment Date; provided that interest payable on the Maturity Date set forth above or, if applicable, upon redemption or acceleration, shall be payable to the Person to whom principal shall be payable. To the extent permitted by law, the Company shall pay interest (a) on any overdue payment of interest and (b) during the continuance of an Event of Default, on the unpaid principal of this Bond and on any overdue payment of any Make-Whole Amount, at the Default Rate (as hereinafter defined). Default Rate means 1% above the Interest Rate stated above. Capitalized terms used but not defined in this Bond that are defined in the Indenture shall have such meanings as provided in the Indenture (as modified by the Fifth Supplemental Indenture referred to below), except that the terms “Event of Default” and “Make-Whole Amount” shall have the respective meanings assigned to such term in the Bond Purchase Agreement.

- 5 - Except as otherwise provided in the Indenture, all payments of principal hereof, Make-Whole Amount, if any, and interest hereon shall be paid at the corporate trust office of the Trustee (as hereinafter defined), or at such other place as the Company shall have designated by written notice to the holder of this Bond as provided in the Bond Purchase Agreement, in such coin or currency of the United States of America as at the time of payment shall constitute legal tender for the payment of public and private debts. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the holder on such Regular Record Date and shall be paid to the person in whose name this Bond is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed as provided in the Indenture. This Bond is one of a duly authorized issue of bonds of the Company, designated as “Southern Indiana Gas and Electric Company First Mortgage Bonds, Series 2025B” (sometimes referred to herein as the “Series 2025B Bonds”), issued or to be issued under and equally and ratably secured by that certain Amended and Restated Indenture of Mortgage and Deed of Trust dated as of January 1, 2023 (the “Amended and Restated Indenture”) between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee,” which term shall include any successor trustee as provided in the Indenture), as such Amended and Restated Indenture may be amended and supplemented by indentures supplemental thereto from time to time, including that First Supplemental Indenture dated as of March 15, 2023, that Second Supplemental Indenture dated as of October 13, 2023, that Third Supplemental Indenture dated as of August 29, 2024, that Fourth Supplemental Indenture dated as of January 31, 2025, and that Fifth Supplemental Indenture dated as of July 1, 2025 (the “Fifth Supplemental Indenture”), duly executed by the Company to the Trustee, to which the Amended and Restated Indenture and all indentures supplemental thereto (herein sometimes collectively called the “Indenture”) reference is hereby made for a description of the property mortgaged and pledged and the respective rights of the Company, the Trustee and the holders of bonds in respect thereof, and for a specification of the principal amount of bonds from time to time issuable thereunder and the conditions upon which bonds may be issued. The Series 2025B Bonds may be issued pursuant to the Fifth Supplemental Indenture. This Bond is a “Series 2025B, Tranche A Bond.” The Series 2025B, Tranche A Bonds are of similar tenor hereto and are limited to the aggregate authorized principal amount of $100,000,000 (except for Series 2025B, Tranche A Bonds authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Series 2025B, Tranche A Bonds pursuant to the Indenture and except for any Series 2025B, Tranche A Bonds which, pursuant to the Indenture, are deemed never to have been authenticated and delivered hereunder). Except as otherwise provided, this Bond is subject to all of the terms, conditions and covenants of the Indenture as supplemented, including by the Fifth Supplemental Indenture and is entitled to the benefits thereof. This Bond is also issued in accordance with the terms of the Bond Purchase Agreement, dated as of July 1, 2025 (as from time to time amended in accordance with its terms, the “Bond Purchase Agreement”), among the Company and the purchasers of the Series 2025B Bonds listed

- 6 - in Schedule B thereto is subject to all of the terms, conditions and covenants of the Bond Purchase Agreement and is entitled to the benefits thereof. The Company or the paying agent, as the case may be, will make required prepayments in respect of this Bond on the dates and in the amounts specified in the Bond Purchase Agreement. This Bond is also subject to optional prepayment, in whole or in part, at the times and on the terms specified in the Bond Purchase Agreement, but not otherwise. In the event of a prepayment of this Bond in part only, a new Series 2025B, Tranche A Bond or Bonds for the unpaid portion hereof may be issued in the name of the holder hereof upon the cancellation hereof. If an Event of Default shall occur and be continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture and this Bond. In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence then, in addition to the entire principal amount, any accrued interest and the Make-Whole Amount, if any, shall also become due and payable. If an “Event of Default” shall occur and be continuing, the principal of all the Series 2025B Bonds at any such time outstanding under the Bond Purchase Agreement may be declared or may become due and payable, upon the conditions and in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture and the Bond Purchase Agreement. The Indenture and the Bond Purchase Agreement provide that such declarations referred to in the two preceding paragraphs may in certain events be waived by the holders of a majority in principal amount of the relevant bonds Outstanding. Interest payments for this Bond shall be computed and paid on the basis of a 360-day year of twelve 30-day months. Anything in the Bond Purchase Agreement or the Indenture to the contrary notwithstanding (but without limiting the requirement in Section 8.2 of the Bond Purchase Agreement that the notice of any optional prepayment specify a Business Day (as defined in the Bond Purchase Agreement) as the date fixed for such prepayment), (a) any payment of interest on this Bond that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day and (b) any payment of principal of or Make-Whole Amount on any Bond (including principal due on the Maturity Date of this Bond) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed (but excluding the Business Day on which such payment is made) in the computation of interest payable on such next succeeding Business Day. As more fully described in the Indenture, the Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Series 2025B, Tranche A Bonds (except for certain obligations as specifically set forth in the Indenture) upon a Legal Defeasance as provided in the Indenture.

- 7 - The Series 2025B, Tranche A Bonds are issuable only in registered form, without coupons, in denominations of $100,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Series 2025B, Tranche A Bonds are exchangeable for a like aggregate principal amount of Series 2025B, Tranche A Bonds of like tenor and of a different authorized denomination, as requested by the holder surrendering the same. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the books for the registration and transfer of bonds issued under the Indenture maintained by or on behalf of the Company. Upon surrender of this Bond for registration of transfer at the corporate trust office of the Trustee or such other office or agency as may be designated by the Company, endorsed by or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and any agent of the Company or the Trustee, duly executed by the holder hereof or the attorney in fact of such holder duly authorized in writing, one or more new bonds of like tenor and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to the transfer of registration of this Bond on the registration books maintained by or on behalf of the Company, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Bond is registered as the owner thereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary. As more fully provided in the Indenture, certain of the provisions of the Indenture or bonds issued pursuant thereto may be altered, amended or eliminated, or additional provisions added, without the consent of the holders, while other provisions of the Indenture or bonds issued pursuant thereto may be altered, amended or eliminated, or additional provisions added only with the consent of holders of not less than a majority in aggregate principal amount of the bonds of all series then Outstanding, considered as one class; provided, however, that if there shall be bonds of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the holders of bonds of one or more, but less than all, of such series, then the consent only of the holders of a majority in aggregate principal amount of the Outstanding bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the holders of bonds of one or more, but less than all, of such Tranches, then the consent only of the holders of a majority in aggregate principal amount of the Outstanding bonds of all Tranches so directly affected, considered as one class, shall be required. Notwithstanding the foregoing, as provided in the Indenture, certain provisions of this Bond may not be changed without the consent of the holder of this Bond.

- 8 - No recourse shall be had for the payment of the principal of or premium, if any, Make-Whole Amount, if any, or interest, if any, on this Bond, or any part thereof, or for any claim based thereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, any indenture supplemental thereto or this Bond, against any past, present or future incorporator, stockholder, officer or director, as such, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or legal or equitable proceeding, penalty or otherwise; it being expressly agreed and understood that this Bond and the obligations evidenced hereby are solely corporate obligations and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor or successor corporation, either directly or indirectly through the Company or any predecessor or successor corporation, because of the indebtedness evidenced hereby or under or by reason of any of the obligations, covenants or agreements contained in the Indenture, any supplemental indenture or in this Bond or to be implied therefrom or herefrom; and such personal liability, if any, is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution and delivery of the Indenture, as originally executed and delivered, and the issuance of this Bond. This Bond shall be governed by and construed in accordance with the law of the State of New York, except to the extent that the law of any jurisdiction wherein any portion of the Mortgaged and Pledged Property is located shall mandatorily govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of the Indenture or exercise of remedies with respect to, such portion of the Mortgaged and Pledged Property. Unless the certificate of authentication hereon has been executed by the Trustee by manual or electronic signature of an authorized officer, this Bond shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

- 9 - IN WITNESS WHEREOF, Southern Indiana Gas and Electric Company has caused this Bond to be signed in its name by its President or a Vice President, by their signature or a facsimile thereof, and attested by its Secretary or an Assistant Secretary, by their signature or a facsimile thereof. Dated __________, 2025. SOUTHERN INDIANA GAS AND ELECTRIC COMPANY By: ___________________________________ Name: Patricia L. Martin Title: Vice President and Treasurer Attest: _______________________________ Name: Vincent A. Mercaldi Title: Corporate Secretary

- 10 - Trustee’s Certificate of Authentication This is one of the Series 2025B, Tranche A Bonds designated, described or provided for in the within-mentioned Indenture. DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee By: ___________________________________ Authorized Officer Date of Authentication: [END OF FORM OF BOND]”

- 11 - PART IB FORM OF SERIES 2025B, TRANCHE B BONDS The form of the definitive registered bond of the Series 2025B, Tranche B Bonds and the Trustee’s certificate of authentication to be borne by such bonds are to be substantially in the following forms, respectively:

- 12 - “[FORM OF SERIES 2025B, TRANCHE B BOND] THIS BOND (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS BOND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. SOUTHERN INDIANA GAS AND ELECTRIC COMPANY FIRST MORTGAGE BOND, SERIES 2025B, TRANCHE B No.: R-2025B-B-[_] PPN: 843163 E*3 ORIGINAL ISSUE DATE: July 1, 2025 PRINCIPAL AMOUNT: $[__________] INTEREST RATE: 5.520% MATURITY DATE: July 2, 2035 REDEMPTION TERMS, IF ANY: As described below. OTHER TERMS: As described below. SOUTHERN INDIANA GAS AND ELECTRIC COMPANY, an Indiana corporation (the “Company”), for value received hereby promises to pay to [________________] or its registered assigns, the principal sum of [____________] DOLLARS on the Maturity Date set forth above, subject to prior redemption, and to pay interest thereon from the Original Issue Date set forth above, or from the most recent date to which interest has been paid or duly provided for, semiannually in arrears on January 2 and July 2 in each year (each, an “Interest Payment Date”), commencing January 2, 2026, at the per annum Interest Rate set forth above, until the principal hereof is paid. No interest shall accrue on or after the Maturity Date so long as the principal amount of this Bond is paid in full on the Maturity Date, and if this Bond shall be duly called for redemption, interest shall accrue until, but not including, the redemption date. The interest so payable and punctually paid or duly provided for on any such Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Bond is registered at the close of business on the “Regular Record Date” for such interest, which shall be the December 16 or June 16, as the case may be (whether or not such day is a business day), next preceding such Interest Payment Date; provided that interest payable on the Maturity Date set forth above or, if applicable, upon redemption or acceleration, shall be payable to the Person to whom principal shall be payable. To the extent permitted by law, the Company shall pay interest (a) on any overdue payment of interest and (b) during the continuance of an Event of Default, on the unpaid principal of this Bond and on any overdue payment of any Make-Whole Amount, at the Default Rate (as hereinafter defined). Default Rate means 1% above the Interest Rate stated above. Capitalized terms used but not defined in this Bond that are defined in the Indenture shall have such meanings as provided in the Indenture (as modified by the Fifth Supplemental Indenture referred to below), except that the terms “Event of Default” and “Make-Whole Amount” shall have the respective meanings assigned to such term in the Bond Purchase Agreement.

- 13 - Except as otherwise provided in the Indenture, all payments of principal hereof, Make-Whole Amount, if any, and interest hereon shall be paid at the corporate trust office of the Trustee (as hereinafter defined), or at such other place as the Company shall have designated by written notice to the holder of this Bond as provided in the Bond Purchase Agreement, in such coin or currency of the United States of America as at the time of payment shall constitute legal tender for the payment of public and private debts. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the holder on such Regular Record Date and shall be paid to the person in whose name this Bond is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed as provided in the Indenture. This Bond is one of a duly authorized issue of bonds of the Company, designated as “Southern Indiana Gas and Electric Company First Mortgage Bonds, Series 2025B” (sometimes referred to herein as the “Series 2025B Bonds”), issued or to be issued under and equally and ratably secured by that certain Amended and Restated Indenture of Mortgage and Deed of Trust dated as of January 1, 2023 (the “Amended and Restated Indenture”) between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee,” which term shall include any successor trustee as provided in the Indenture), as such Amended and Restated Indenture may be amended and supplemented by indentures supplemental thereto from time to time, including that First Supplemental Indenture dated as of March 15, 2023, that Second Supplemental Indenture dated as of October 13, 2023, that Third Supplemental Indenture dated as of August 29, 2024, that Fourth Supplemental Indenture dated as of January 31, 2025, and that Fifth Supplemental Indenture dated as of July 1, 2025 (the “Fifth Supplemental Indenture”), duly executed by the Company to the Trustee, to which the Amended and Restated Indenture and all indentures supplemental thereto (herein sometimes collectively called the “Indenture”) reference is hereby made for a description of the property mortgaged and pledged and the respective rights of the Company, the Trustee and the holders of bonds in respect thereof, and for a specification of the principal amount of bonds from time to time issuable thereunder and the conditions upon which bonds may be issued. The Series 2025B Bonds may be issued pursuant to the Fifth Supplemental Indenture. This Bond is a “Series 2025B, Tranche B Bond.” The Series 2025B, Tranche B Bonds are of similar tenor hereto and are limited to the aggregate authorized principal amount of $105,000,000 (except for Series 2025B, Tranche B Bonds authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Series 2025B, Tranche B Bonds pursuant to the Indenture and except for any Series 2025B, Tranche B Bonds which, pursuant to the Indenture, are deemed never to have been authenticated and delivered hereunder). Except as otherwise provided, this Bond is subject to all of the terms, conditions and covenants of the Indenture as supplemented, including by the Fifth Supplemental Indenture and is entitled to the benefits thereof. This Bond is also issued in accordance with the terms of the Bond Purchase Agreement, dated as of July 1, 2025 (as from time to time amended in accordance with its terms, the “Bond Purchase Agreement”), among the Company and the purchasers of the Series 2025B Bonds listed

- 14 - in Schedule B thereto is subject to all of the terms, conditions and covenants of the Bond Purchase Agreement and is entitled to the benefits thereof. The Company or the paying agent, as the case may be, will make required prepayments in respect of this Bond on the dates and in the amounts specified in the Bond Purchase Agreement. This Bond is also subject to optional prepayment, in whole or in part, at the times and on the terms specified in the Bond Purchase Agreement, but not otherwise. In the event of a prepayment of this Bond in part only, a new Series 2025B, Tranche B Bond or Bonds for the unpaid portion hereof may be issued in the name of the holder hereof upon the cancellation hereof. If an Event of Default shall occur and be continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture and this Bond. In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence then, in addition to the entire principal amount, any accrued interest and the Make-Whole Amount, if any, shall also become due and payable. If an “Event of Default” shall occur and be continuing, the principal of all the Series 2025B Bonds at any such time outstanding under the Bond Purchase Agreement may be declared or may become due and payable, upon the conditions and in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture and the Bond Purchase Agreement. The Indenture and the Bond Purchase Agreement provide that such declarations referred to in the two preceding paragraphs may in certain events be waived by the holders of a majority in principal amount of the relevant bonds Outstanding. Interest payments for this Bond shall be computed and paid on the basis of a 360-day year of twelve 30-day months. Anything in the Bond Purchase Agreement or the Indenture to the contrary notwithstanding (but without limiting the requirement in Section 8.2 of the Bond Purchase Agreement that the notice of any optional prepayment specify a Business Day (as defined in the Bond Purchase Agreement) as the date fixed for such prepayment), (a) any payment of interest on this Bond that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day and (b) any payment of principal of or Make-Whole Amount on any Bond (including principal due on the Maturity Date of this Bond) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed (but excluding the Business Day on which such payment is made) in the computation of interest payable on such next succeeding Business Day. As more fully described in the Indenture, the Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Series 2025B, Tranche B Bonds (except for certain obligations as specifically set forth in the Indenture) upon a Legal Defeasance as provided in the Indenture.

- 15 - The Series 2025B, Tranche B Bonds are issuable only in registered form, without coupons, in denominations of $100,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Series 2025B, Tranche B Bonds are exchangeable for a like aggregate principal amount of Series 2025B, Tranche B Bonds of like tenor and of a different authorized denomination, as requested by the holder surrendering the same. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the books for the registration and transfer of bonds issued under the Indenture maintained by or on behalf of the Company. Upon surrender of this Bond for registration of transfer at the corporate trust office of the Trustee or such other office or agency as may be designated by the Company, endorsed by or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and any agent of the Company or the Trustee, duly executed by the holder hereof or the attorney in fact of such holder duly authorized in writing, one or more new bonds of like tenor and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to the transfer of registration of this Bond on the registration books maintained by or on behalf of the Company, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Bond is registered as the owner thereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary. As more fully provided in the Indenture, certain of the provisions of the Indenture or bonds issued pursuant thereto may be altered, amended or eliminated, or additional provisions added, without the consent of the holders, while other provisions of the Indenture or bonds issued pursuant thereto may be altered, amended or eliminated, or additional provisions added only with the consent of holders of not less than a majority in aggregate principal amount of the bonds of all series then Outstanding, considered as one class; provided, however, that if there shall be bonds of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the holders of bonds of one or more, but less than all, of such series, then the consent only of the holders of a majority in aggregate principal amount of the Outstanding bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the holders of bonds of one or more, but less than all, of such Tranches, then the consent only of the holders of a majority in aggregate principal amount of the Outstanding bonds of all Tranches so directly affected, considered as one class, shall be required. Notwithstanding the foregoing, as provided in the Indenture, certain provisions of this Bond may not be changed without the consent of the holder of this Bond.

- 16 - No recourse shall be had for the payment of the principal of or premium, if any, Make-Whole Amount, if any, or interest, if any, on this Bond, or any part thereof, or for any claim based thereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, any indenture supplemental thereto or this Bond, against any past, present or future incorporator, stockholder, officer or director, as such, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or legal or equitable proceeding, penalty or otherwise; it being expressly agreed and understood that this Bond and the obligations evidenced hereby are solely corporate obligations and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor or successor corporation, either directly or indirectly through the Company or any predecessor or successor corporation, because of the indebtedness evidenced hereby or under or by reason of any of the obligations, covenants or agreements contained in the Indenture, any supplemental indenture or in this Bond or to be implied therefrom or herefrom; and such personal liability, if any, is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution and delivery of the Indenture, as originally executed and delivered, and the issuance of this Bond. This Bond shall be governed by and construed in accordance with the law of the State of New York, except to the extent that the law of any jurisdiction wherein any portion of the Mortgaged and Pledged Property is located shall mandatorily govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of the Indenture or exercise of remedies with respect to, such portion of the Mortgaged and Pledged Property. Unless the certificate of authentication hereon has been executed by the Trustee by manual or electronic signature of an authorized officer, this Bond shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

- 17 - IN WITNESS WHEREOF, Southern Indiana Gas and Electric Company has caused this Bond to be signed in its name by its President or a Vice President, by their signature or a facsimile thereof, and attested by its Secretary or an Assistant Secretary, by their signature or a facsimile thereof. Dated __________, 2025. SOUTHERN INDIANA GAS AND ELECTRIC COMPANY By: ___________________________________ Name: Patricia L. Martin Title: Vice President and Treasurer Attest: _______________________________ Name: Vincent A. Mercaldi Title: Corporate Secretary

- 18 - Trustee’s Certificate of Authentication This is one of the Series 2025B, Tranche B Bonds designated, described or provided for in the within-mentioned Indenture. DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee By: ___________________________________ Authorized Officer Date of Authentication: [END OF FORM OF BOND]”

- 19 - PART IIA DESCRIPTION OF SERIES 2025B, TRANCHE A BONDS Series 2025B, Tranche A Bonds shall mature, subject to prior redemption, on the date set forth in the form of bond relating hereto hereinbefore set forth, and shall bear interest at the rate set forth in the form of bond relating hereto hereinbefore set forth. Such interest shall be payable semiannually in arrears on February 2 and August 2 in each year, commencing on February 2, 2026, and all bonds of said series and Tranche shall be designated as hereinbefore in the sixth WHEREAS clause set forth in this Supplemental Indenture. Principal of, premium, if any, Make-Whole Amount, if any, and interest on said bonds shall be payable, to the extent specified in the form of bond hereinabove set forth, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, at the office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. or at such other place as the Company shall have designated by written notice to the holder of said bonds as provided in the Bond Purchase Agreement. Definitive bonds of said series may be issued, originally or otherwise, only as registered bonds; and they and the Trustee’s certificate of authentication shall be substantially in the forms hereinbefore recited, respectively. Definitive registered Series 2025B, Tranche A Bonds may be issued in the denomination of $100,000 and in integral multiples of $1,000 in excess thereof as the Board of Directors of the Company shall approve, and execution and delivery to the Trustee for authentication shall be conclusive evidence of such approval. In the manner and upon payment of the charges prescribed in the Indenture, registered bonds of said series and Tranche may be exchanged for a like aggregate principal amount of fully registered bonds of other authorized denominations of the same series and Tranche, upon presentation and surrender thereof for cancellation to the Trustee at its designated corporate trust office, currently in the Borough of Manhattan, The City of New York, N.Y. However, no charge shall be made upon any transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company. The form of the temporary bonds of said series and Tranche shall be in substantially the form of the form of registered bond hereinbefore recited with such appropriate changes therein as are required on account of the temporary nature thereof. Said temporary bonds of said series and Tranche shall be in registered form, registrable as to principal, and shall be exchangeable for definitive bonds of said series and Tranche when prepared. The person in whose name any registered bond of the Series 2025B, Tranche A Bonds is registered at the close of business on any Regular Record Date (as defined in such bond) with respect to any Interest Payment Date (as defined in such bond) shall be entitled to receive the interest payable on such Interest Payment Date notwithstanding the cancellation of such registered bond upon any transfer or exchange thereof subsequent to the Regular Record Date and prior to such interest payment date, except in the case of Defaulted Interest (as defined below) which will cease to be payable to the holder on such Regular Record Date and shall be paid to the person in whose name the Series 2025B, Tranche A Bond is registered at the close of business on a date (herein called a “Special Record Date”) for payment of such defaulted interest to be fixed as hereinafter provided in this Supplemental Indenture.

- 20 - Except as provided in this Section, every registered bond of the Series 2025B, Tranche A Bonds shall be dated and shall bear interest as provided in the form of bond relating hereto hereinbefore set forth; provided, however, that so long as there is no existing default in the payment of interest on the bonds, the holder of any bond authenticated by the Trustee between the Regular Record Date for any Interest Payment Date and such Interest Payment Date shall not be entitled to the payment of the interest due on such Interest Payment Date and shall have no claim against the Company with respect thereto; and provided, further, that, if and to the extent the Company shall default in the payment of the interest due on such Interest Payment Date, then any such bond shall bear interest from the interest payment date to which interest has been paid. Any interest on any Series 2025B Bond, or any Tranche thereof, which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the holder on the related Regular Record Date by virtue of having been such holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below: (a) The Company may elect to make payment of any Defaulted Interest to the persons in whose names the Series 2025B Bonds, or any Tranche thereof (or their respective predecessor Series 2025B Bonds), are registered on the Special Record Date to determine the holders of record who will receive such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Series 2025B Bond, or any Tranche thereof, and the date of the proposed payment (the “Payment Date”), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this clause provided. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than thirty (30) days and not less than ten (10) days prior to the date of the proposed payment and not less than twenty-five (25) days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall, not less than five (5) days prior to such Payment Date, cause notice of the proposed payment of such Defaulted Interest and the Payment Date therefor to be given to each holder of Series 2025B Bonds, or any Tranche thereof. Notice of the proposed payment of such Defaulted Interest and the Payment Date therefor having been so given, such Defaulted Interest shall be paid to the persons in whose names the Series 2025B Bonds, or any Tranche thereof (or their respective predecessor Series 2025B Bonds), are registered at the close of business on such Special Record Date. (b) The Company may make payment of any Defaulted Interest on the Series 2025B Bonds, or any Tranche thereof, in any other lawful manner, if, after notice

- 21 - given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee. Subject to the foregoing provisions of this Section and Section 2.03 of the Indenture, the Series 2025B Bond or any Tranche thereof delivered under the Indenture upon registration of transfer of or in exchange for or in lieu of any other Series 2025B Bonds shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other related Series 2025B Bond or any Tranche thereof.

- 22 - PART IIB DESCRIPTION OF SERIES 2025B, TRANCHE B BONDS Series 2025B, Tranche B Bonds shall mature, subject to prior redemption, on the date set forth in the form of bond relating hereto hereinbefore set forth, and shall bear interest at the rate set forth in the form of bond relating hereto hereinbefore set forth. Such interest shall be payable semiannually in arrears on January 2 and July 2 in each year, commencing on January 2, 2026, and all bonds of said series and Tranche shall be designated as hereinbefore in the sixth WHEREAS clause set forth in this Supplemental Indenture. Principal of, premium, if any, Make-Whole Amount, if any, and interest on said bonds shall be payable, to the extent specified in the form of bond hereinabove set forth, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, at the office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. or at such other place as the Company shall have designated by written notice to the holder of said bonds as provided in the Bond Purchase Agreement. Definitive bonds of said series may be issued, originally or otherwise, only as registered bonds; and they and the Trustee’s certificate of authentication shall be substantially in the forms hereinbefore recited, respectively. Definitive registered Series 2025B, Tranche B Bonds may be issued in the denomination of $100,000 and in integral multiples of $1,000 in excess thereof as the Board of Directors of the Company shall approve, and execution and delivery to the Trustee for authentication shall be conclusive evidence of such approval. In the manner and upon payment of the charges prescribed in the Indenture, registered bonds of said series and Tranche may be exchanged for a like aggregate principal amount of fully registered bonds of other authorized denominations of the same series and Tranche, upon presentation and surrender thereof for cancellation to the Trustee at its designated corporate trust office, currently in the Borough of Manhattan, The City of New York, N.Y. However, no charge shall be made upon any transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company. The form of the temporary bonds of said series and Tranche shall be in substantially the form of the form of registered bond hereinbefore recited with such appropriate changes therein as are required on account of the temporary nature thereof. Said temporary bonds of said series and Tranche shall be in registered form, registrable as to principal, and shall be exchangeable for definitive bonds of said series and Tranche when prepared. The person in whose name any registered bond of the Series 2025B, Tranche B Bonds is registered at the close of business on any Regular Record Date (as defined in such bond) with respect to any Interest Payment Date (as defined in such bond) shall be entitled to receive the interest payable on such Interest Payment Date notwithstanding the cancellation of such registered bond upon any transfer or exchange thereof subsequent to the Regular Record Date and prior to such interest payment date, except in the case of Defaulted Interest (as defined below) which will cease to be payable to the holder on such Regular Record Date and shall be paid to the person in whose name the Series 2025B, Tranche B Bond is registered at the close of business on a date (herein called a “Special Record Date”) for payment of such defaulted interest to be fixed as hereinafter provided in this Supplemental Indenture.

- 23 - Except as provided in this Section, every registered bond of the Series 2025B, Tranche B Bonds shall be dated and shall bear interest as provided in the form of bond relating hereto hereinbefore set forth; provided, however, that so long as there is no existing default in the payment of interest on the bonds, the holder of any bond authenticated by the Trustee between the Regular Record Date for any Interest Payment Date and such Interest Payment Date shall not be entitled to the payment of the interest due on such Interest Payment Date and shall have no claim against the Company with respect thereto; and provided, further, that, if and to the extent the Company shall default in the payment of the interest due on such Interest Payment Date, then any such bond shall bear interest from the interest payment date to which interest has been paid. Any interest on any Series 2025B Bond, or any Tranche thereof, which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the holder on the related Regular Record Date by virtue of having been such holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below: (a) The Company may elect to make payment of any Defaulted Interest to the persons in whose names the Series 2025B Bonds, or any Tranche thereof (or their respective predecessor Series 2025B Bonds), are registered on the Special Record Date to determine the holders of record who will receive such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Series 2025B Bond, or any Tranche thereof, and the date of the proposed payment (the “Payment Date”), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this clause provided. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than thirty (30) days and not less than ten (10) days prior to the date of the proposed payment and not less than twenty-five (25) days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall, not less than five (5) days prior to such Payment Date, cause notice of the proposed payment of such Defaulted Interest and the Payment Date therefor to be given to each holder of Series 2025B Bonds, or any Tranche thereof. Notice of the proposed payment of such Defaulted Interest and the Payment Date therefor having been so given, such Defaulted Interest shall be paid to the persons in whose names the Series 2025B Bonds, or any Tranche thereof (or their respective predecessor Series 2025B Bonds), are registered at the close of business on such Special Record Date. (b) The Company may make payment of any Defaulted Interest on the Series 2025B Bonds, or any Tranche thereof, in any other lawful manner, if, after notice

- 24 - given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee. Subject to the foregoing provisions of this Section and Section 2.03 of the Indenture, the Series 2025B Bond or any Tranche thereof delivered under the Indenture upon registration of transfer of or in exchange for or in lieu of any other Series 2025B Bonds shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other related Series 2025B Bond or any Tranche thereof.

- 25 - PART III REDEMPTION PROVISIONS Section 1. Notwithstanding Article IX of the Amended and Restated Indenture, the Series 2025B Bonds shall be redeemable as set forth in the Bond Purchase Agreement. The Trustee shall not be responsible for the calculation of the Make-Whole Amount. The Company shall calculate the Make-Whole Amount, if any, with respect to any such redemption and shall promptly notify the Trustee thereof. Section 2. In case the Company shall desire to exercise its right to redeem Series 2025B Bonds, notice of redemption shall be mailed at the direction of the Company, postage prepaid, as set forth in the Bond Purchase Agreement, to the owners of the Series 2025B Bonds to be redeemed, as a whole or in part, at their addresses as the same shall appear on the registration books maintained by or on behalf of the Company pursuant to the Indenture as of the most recent practicable date prior to such notice. Failure to duly give notice by mail, or defect in the notice, to the owner of any such Series 2025B Bond shall not affect the validity of the proceedings for the redemption of any other Series 2025B Bond. Section 3 For the avoidance of doubt, the term “prepayment” under the Bond Purchase Agreement and “redemption” under the Indenture shall be synonymous. PART IV REMEDIES ON DEFAULT Section 1. Notwithstanding Article XI of the Amended and Restated Indenture, upon the Series 2025B Bonds becoming due and payable under Section 11.01 of the Amended and Restated Indenture, the Series 2025B Bonds will forthwith mature and the entire unpaid principal amount of such Series 2025B Bonds, plus (x) all accrued and unpaid interest thereon (including interest accrued thereon and on any overdue payment of any Make-Whole Amount, at the Default Rate) and (y) the Make-Whole Amount determined in respect of such principal amount, shall all be immediately due and payable, in each case without presentment, demand, protest or further notice, all of which are hereby waived. PART V MISCELLANEOUS Section 1. Except as herein otherwise expressly provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture, other than as set forth in the Indenture. The Trustee shall not be

- 26 - responsible for the recitals herein or in the bonds (except the Trustee’s certificate of authentication), all of which are made by the Company solely. Section 2. The headings of the Parts in this Supplemental Indenture are for convenience only and shall not affect the construction hereof. Section 3. In case any provision in this Supplemental Indenture shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Section 4. As supplemented and amended by this Supplemental Indenture, the Indenture is in all respects ratified and confirmed, and the Indenture and this Supplemental Indenture shall be read, taken and construed as one and the same instrument. Section 5. This Supplemental Indenture may be executed in several counterparts and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

IN WITNESS WHEREOF, SOUTHERN INDIANA GAS AND ELECTRIC COMPANY and DEUTSCHE BANK TRUST COMPANY AMERICAS, have caused these presents to be executed in their respective names by their respective Presidents or one of their Vice Presidents and attested by their respective Secretaries or one of their Assistant Secretaries, all as of the day and year first above written. SOUTHERN INDIANA GAS AND ELECTRIC COMPANY By ____________________________________ Patricia L. Martin, Vice President and Treasurer Attest: __________ Vincent A. Mercaldi Corporate Secretary

2 DEUTSCHE BANK TRUST COMPANY AMERICAS, AS TRUSTEE By ____________________________________ PRINT NAME:____________________ [Title] By ____________________________________ PRINT NAME:___________________ [Title] Attest: __________________________________ PRINT NAME:__________________ [Title]

EXHIBIT B (to Bond Purchase Agreement) EXHIBIT B FORM OF SIXTH SUPPLEMENTAL INDENTURE

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY WITH DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee _______________ SIXTH SUPPLEMENTAL INDENTURE Supplemental to AMENDED AND RESTATED INDENTURE OF MORTGAGE AND DEED OF TRUST DATED AS OF JANUARY 1, 2023 Dated as of [October 1], 2025

- 1 - SIXTH SUPPLEMENTAL INDENTURE, dated as of [October 1], 2025 (this “Supplemental Indenture”), between SOUTHERN INDIANA GAS AND ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Indiana (hereinafter called the “Company”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a corporation organized and existing under the laws of the State of New York, as Trustee under the Indenture hereinafter referred to. WHEREAS, the Company has heretofore executed and delivered to the Trustee its Amended and Restated Indenture of Mortgage and Deed of Trust, dated as of January 1, 2023 (the “Amended and Restated Indenture” and, as amended and supplemented by that certain First Supplemental Indenture dated as of March 15, 2023, that certain Second Supplemental Indenture dated as of October 13, 2023, that certain Third Supplemental Indenture dated as of August 29, 2024, that certain Fourth Supplemental Indenture dated as of January 31, 2025, and that certain Fifth Supplemental Indenture dated as of July 1, 2025 or as the same may from time to time be further supplemented, modified or amended by any supplemental indenture entered into pursuant to the provisions thereof, the “Indenture”), to secure the payment of the principal of and the interest and premium (if any) on all bonds at any time issued and outstanding thereunder, and to declare the terms and conditions upon which bonds are to be issued thereunder; WHEREAS, capitalized terms used herein shall have the meanings assigned thereto in the Indenture except to the extent expressly modified herein; WHEREAS, the Amended and Restated Indenture completely restated and amended the Indenture of Mortgage and Deed of Trust dated as of April 1, 1932, as theretofore supplemented and amended (the “Original Indenture”) without any interruption of the lien of the Original Indenture; WHEREAS, the Company by appropriate corporate action has entered into that certain Bond Purchase Agreement dated as of July 1, 2025, as the same may be supplemented and amended from time to time in accordance with its terms (the “Bond Purchase Agreement”) among the Company and purchasers party thereto; WHEREAS, Section 17.01 of the Indenture provides that, subject to certain exceptions not presently relevant, the Company and the Trustee may, from time to time and at any time, enter into such indentures supplemental to the Indenture as shall be deemed by them necessary or desirable to provide for the creation of any new series of bonds; WHEREAS, the Company by appropriate company action in conformity with the terms of the Agreement and the Indenture has duly determined to create a new series of bonds which shall be issued under the Indenture in an aggregate principal amount of $145,000,000 and that may be issued in two Tranches, as follows: (i) 5.77% First Mortgage Bonds, Series 2025C, Tranche A due 2040 in the aggregate principal amount of $45,000,000 (the “Series 2025C, Tranche A Bonds”); and (ii) 6.18% First Mortgage Bonds, Series 2025C, Tranche B due 2055 in the aggregate principal amount of $100,000,000 (the “Series 2025C, Tranche B Bonds” and together with the Series 2025C, Tranche A Bonds, the “Series 2025C Bonds”);

- 2 - WHEREAS, all things necessary to make the Series 2025C Bonds, when authenticated by the Trustee and issued as in the Indenture provided, the valid, binding and legal obligations of the Company, entitled in all respects to the security of the Indenture, have been done and performed, and the creation, execution and delivery of this Supplemental Indenture have in all respects been duly authorized; WHEREAS, the Company and the Trustee deem it advisable to enter into this Supplemental Indenture for the purposes above stated and for the purpose of describing the Series 2025C Bonds and of providing the terms and conditions of redemption of such Series 2025C Bonds; and WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized. NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH: That Southern Indiana Gas and Electric Company, in consideration of the premises and other due consideration, the receipt whereof is hereby acknowledged, and of the purchase and acceptance of the bonds issued or to be issued hereunder, and in order to secure the payment of the principal, premium, if any, and interest of all bonds at any time issued and outstanding under the Indenture, according to their tenor and effect, and the performance of all of the provisions hereof and of said bonds, has granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed and by this Supplemental Indenture does grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto Deutsche Bank Trust Company Americas, as Trustee, and to its successor or successors in said trust, and to its and their assigns forever, all the properties, real, personal and mixed, tangible and intangible of the character described in the granting clauses of the aforesaid Amended and Restated Indenture or in any indenture supplemental thereto, acquired by the Company on or after the date of the execution and delivery of said Amended and Restated Indenture (except any in said Amended and Restated Indenture or in any indenture supplemental thereto expressly excepted). TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Article X of the Indenture), the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title, interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof. TO HAVE AND TO HOLD all such properties, real, personal and mixed, mortgaged, pledged or conveyed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors and assigns forever. IN TRUST, NEVERTHELESS, upon the terms and trusts of the Indenture, for those who shall hold the bonds issued and to be issued thereunder, or any of them, without preference, priority or

- 3 - distinction as to lien of any of said bonds over any others thereof by reason of priority in the time of the issue or negotiation thereof, or otherwise howsoever. PROVIDED, HOWEVER, and these presents are upon the condition that, if the Company, its successors or assigns, shall pay or cause to be paid, the principal of, premium, if any, and interest on said bonds, or exercise its Legal Defeasance option with respect thereto, in either case, at the times and in the manner stipulated therein and herein, and shall keep, perform and observe all and singular the covenants and promises in said bonds and in the Indenture expressed to be kept, performed and observed by or on the part of the Company, then this Supplemental Indenture and the estate and rights hereby granted shall cease, determine and be void, otherwise to be and remain in full force and effect. IT IS HEREBY COVENANTED, DECLARED AND AGREED, by the Company, that all such bonds are to be issued, authenticated and delivered, and that all property subject or to become subject hereto is to be held, subject to the further covenants, conditions, uses and trusts in the Indenture set forth, and the Company, for itself and its successors and assigns, does hereby covenant and agree to and with the Trustee and its successor or successors in such trust, for the benefit of those who shall hold said bonds, as follows: PART IA FORM OF SERIES 2025C, TRANCHE A BONDS The form of the definitive registered bond of the Series 2025C, Tranche A Bonds and the Trustee’s certificate of authentication to be borne by such bonds are to be substantially in the following forms, respectively:

- 4 - “[FORM OF SERIES 2025C, TRANCHE A BOND] THIS BOND (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS BOND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. SOUTHERN INDIANA GAS AND ELECTRIC COMPANY FIRST MORTGAGE BOND, SERIES 2025C, TRANCHE A No.: R-2025C-A-1 PPN: 843163 E@1 ORIGINAL ISSUE DATE: [October 1], 2025 PRINCIPAL AMOUNT: $[__________] INTEREST RATE: 5.77% MATURITY DATE: July 2, 2040 REDEMPTION TERMS, IF ANY: As described below. OTHER TERMS: As described below. SOUTHERN INDIANA GAS AND ELECTRIC COMPANY, an Indiana corporation (the “Company”), for value received hereby promises to pay to [________________] or its registered assigns, the principal sum of [____________] DOLLARS on the Maturity Date set forth above, subject to prior redemption, and to pay interest thereon from the Original Issue Date set forth above, or from the most recent date to which interest has been paid or duly provided for, semiannually in arrears on April 1 and October 1 in each year (each, an “Interest Payment Date”), commencing April 1, 2026, at the per annum Interest Rate set forth above, until the principal hereof is paid. No interest shall accrue on or after the Maturity Date so long as the principal amount of this Bond is paid in full on the Maturity Date, and if this Bond shall be duly called for redemption, interest shall accrue until, but not including, the redemption date. The interest so payable and punctually paid or duly provided for on any such Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Bond is registered at the close of business on the “Regular Record Date” for such interest, which shall be the March 15 or September 15, as the case may be (whether or not such day is a business day), next preceding such Interest Payment Date; provided that interest payable on the Maturity Date set forth above or, if applicable, upon redemption or acceleration, shall be payable to the Person to whom principal shall be payable. To the extent permitted by law, the Company shall pay interest (a) on any overdue payment of interest and (b) during the continuance of an Event of Default, on the unpaid principal of this Bond and on any overdue payment of any Make-Whole Amount, at the Default Rate (as hereinafter defined). Default Rate means 1% above the Interest Rate stated above. Capitalized terms used but not defined in this Bond that are defined in the Indenture shall have such meanings as provided in the Indenture (as modified by the Sixth Supplemental Indenture referred to below), except that the terms “Event of Default” and “Make-Whole Amount” shall have the respective meanings assigned to such term in the Bond Purchase Agreement.

- 5 - Except as otherwise provided in the Indenture, all payments of principal hereof, Make-Whole Amount, if any, and interest hereon shall be paid at the corporate trust office of the Trustee (as hereinafter defined), or at such other place as the Company shall have designated by written notice to the holder of this Bond as provided in the Bond Purchase Agreement, in such coin or currency of the United States of America as at the time of payment shall constitute legal tender for the payment of public and private debts. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the holder on such Regular Record Date and shall be paid to the person in whose name this Bond is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed as provided in the Indenture. This Bond is one of a duly authorized issue of bonds of the Company, designated as “Southern Indiana Gas and Electric Company First Mortgage Bonds, Series 2025C” (sometimes referred to herein as the “Series 2025C Bonds”), issued or to be issued under and equally and ratably secured by that certain Amended and Restated Indenture of Mortgage and Deed of Trust dated as of January 1, 2023 (the “Amended and Restated Indenture”) between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee,” which term shall include any successor trustee as provided in the Indenture), as such Amended and Restated Indenture may be amended and supplemented by indentures supplemental thereto from time to time, including that First Supplemental Indenture dated as of March 15, 2023, that Second Supplemental Indenture dated as of October 13, 2023, that Third Supplemental Indenture dated as of August 29, 2024, that Fourth Supplemental Indenture dated as of January 31, 2025, that Fifth Supplemental Indenture dated as of July 1, 2025, and that Sixth Supplemental Indenture dated as of [October 1], 2025 (the “Sixth Supplemental Indenture”), duly executed by the Company to the Trustee, to which the Amended and Restated Indenture and all indentures supplemental thereto (herein sometimes collectively called the “Indenture”) reference is hereby made for a description of the property mortgaged and pledged and the respective rights of the Company, the Trustee and the holders of bonds in respect thereof, and for a specification of the principal amount of bonds from time to time issuable thereunder and the conditions upon which bonds may be issued. The Series 2025C Bonds may be issued pursuant to the Sixth Supplemental Indenture. This Bond is a “Series 2025C, Tranche A Bond.” The Series 2025C, Tranche A Bonds are of similar tenor hereto and are limited to the aggregate authorized principal amount of $45,000,000 (except for Series 2025C, Tranche A Bonds authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Series 2025C, Tranche A Bonds pursuant to the Indenture and except for any Series 2025C, Tranche A Bonds which, pursuant to the Indenture, are deemed never to have been authenticated and delivered hereunder). Except as otherwise provided, this Bond is subject to all of the terms, conditions and covenants of the Indenture as supplemented, including by the Sixth Supplemental Indenture and is entitled to the benefits thereof. This Bond is also issued in accordance with the terms of the Bond Purchase Agreement, dated as of July 1, 2025 (as from time to time amended in accordance with its terms, the “Bond Purchase Agreement”), among the Company and the purchasers of the Series 2025C Bonds listed

- 6 - in Schedule B thereto is subject to all of the terms, conditions and covenants of the Bond Purchase Agreement and is entitled to the benefits thereof. The Company or the paying agent, as the case may be, will make required prepayments in respect of this Bond on the dates and in the amounts specified in the Bond Purchase Agreement. This Bond is also subject to optional prepayment, in whole or in part, at the times and on the terms specified in the Bond Purchase Agreement, but not otherwise. In the event of a prepayment of this Bond in part only, a new Series 2025C, Tranche A Bond or Bonds for the unpaid portion hereof may be issued in the name of the holder hereof upon the cancellation hereof. If an Event of Default shall occur and be continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture and this Bond. In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence then, in addition to the entire principal amount, any accrued interest and the Make-Whole Amount, if any, shall also become due and payable. If an “Event of Default” shall occur and be continuing, the principal of all the Series 2025C Bonds at any such time outstanding under the Bond Purchase Agreement may be declared or may become due and payable, upon the conditions and in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture and the Bond Purchase Agreement. The Indenture and the Bond Purchase Agreement provide that such declarations referred to in the two preceding paragraphs may in certain events be waived by the holders of a majority in principal amount of the relevant bonds Outstanding. Interest payments for this Bond shall be computed and paid on the basis of a 360-day year of twelve 30-day months. Anything in the Bond Purchase Agreement or the Indenture to the contrary notwithstanding (but without limiting the requirement in Section 8.2 of the Bond Purchase Agreement that the notice of any optional prepayment specify a Business Day (as defined in the Bond Purchase Agreement) as the date fixed for such prepayment), (a) any payment of interest on this Bond that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day and (b) any payment of principal of or Make-Whole Amount on any Bond (including principal due on the Maturity Date of this Bond) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed (but excluding the Business Day on which such payment is made) in the computation of interest payable on such next succeeding Business Day. As more fully described in the Indenture, the Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Series 2025C, Tranche A Bonds (except for certain obligations as specifically set forth in the Indenture) upon a Legal Defeasance as provided in the Indenture.

- 7 - The Series 2025C, Tranche A Bonds are issuable only in registered form, without coupons, in denominations of $100,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Series 2025C, Tranche A Bonds are exchangeable for a like aggregate principal amount of Series 2025C, Tranche A Bonds of like tenor and of a different authorized denomination, as requested by the holder surrendering the same. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the books for the registration and transfer of bonds issued under the Indenture maintained by or on behalf of the Company. Upon surrender of this Bond for registration of transfer at the corporate trust office of the Trustee or such other office or agency as may be designated by the Company, endorsed by or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and any agent of the Company or the Trustee, duly executed by the holder hereof or the attorney in fact of such holder duly authorized in writing, one or more new bonds of like tenor and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to the transfer of registration of this Bond on the registration books maintained by or on behalf of the Company, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Bond is registered as the owner thereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary. As more fully provided in the Indenture, certain of the provisions of the Indenture or bonds issued pursuant thereto may be altered, amended or eliminated, or additional provisions added, without the consent of the holders, while other provisions of the Indenture or bonds issued pursuant thereto may be altered, amended or eliminated, or additional provisions added only with the consent of holders of not less than a majority in aggregate principal amount of the bonds of all series then Outstanding, considered as one class; provided, however, that if there shall be bonds of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the holders of bonds of one or more, but less than all, of such series, then the consent only of the holders of a majority in aggregate principal amount of the Outstanding bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the holders of bonds of one or more, but less than all, of such Tranches, then the consent only of the holders of a majority in aggregate principal amount of the Outstanding bonds of all Tranches so directly affected, considered as one class, shall be required. Notwithstanding the foregoing, as provided in the Indenture, certain provisions of this Bond may not be changed without the consent of the holder of this Bond.

- 8 - No recourse shall be had for the payment of the principal of or premium, if any, Make-Whole Amount, if any, or interest, if any, on this Bond, or any part thereof, or for any claim based thereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, any indenture supplemental thereto or this Bond, against any past, present or future incorporator, stockholder, officer or director, as such, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or legal or equitable proceeding, penalty or otherwise; it being expressly agreed and understood that this Bond and the obligations evidenced hereby are solely corporate obligations and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor or successor corporation, either directly or indirectly through the Company or any predecessor or successor corporation, because of the indebtedness evidenced hereby or under or by reason of any of the obligations, covenants or agreements contained in the Indenture, any supplemental indenture or in this Bond or to be implied therefrom or herefrom; and such personal liability, if any, is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution and delivery of the Indenture, as originally executed and delivered, and the issuance of this Bond. This Bond shall be governed by and construed in accordance with the law of the State of New York, except to the extent that the law of any jurisdiction wherein any portion of the Mortgaged and Pledged Property is located shall mandatorily govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of the Indenture or exercise of remedies with respect to, such portion of the Mortgaged and Pledged Property. Unless the certificate of authentication hereon has been executed by the Trustee by manual or electronic signature of an authorized officer, this Bond shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

- 9 - IN WITNESS WHEREOF, Southern Indiana Gas and Electric Company has caused this Bond to be signed in its name by its President or a Vice President, by their signature or a facsimile thereof, and attested by its Secretary or an Assistant Secretary, by their signature or a facsimile thereof. Dated __________, 2025. SOUTHERN INDIANA GAS AND ELECTRIC COMPANY By: ___________________________________ Name: Patricia L. Martin Title: Vice President and Treasurer Attest: _______________________________ Name: Vincent A. Mercaldi Title: Corporate Secretary

- 10 - Trustee’s Certificate of Authentication This is one of the Series 2025C, Tranche A Bonds designated, described or provided for in the within-mentioned Indenture. DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee By: ___________________________________ Authorized Officer Date of Authentication: [END OF FORM OF BOND]”

- 11 - PART IB FORM OF SERIES 2025C, TRANCHE B BONDS The form of the definitive registered bond of the Series 2025C, Tranche B Bonds and the Trustee’s certificate of authentication to be borne by such bonds are to be substantially in the following forms, respectively:

- 12 - “[FORM OF SERIES 2025C, TRANCHE B BOND] THIS BOND (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS BOND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. SOUTHERN INDIANA GAS AND ELECTRIC COMPANY FIRST MORTGAGE BOND, SERIES 2025C, TRANCHE B No.: R-2025C-B-1 PPN: 843163 E#9 ORIGINAL ISSUE DATE: [October 1], 2025 PRINCIPAL AMOUNT: $[__________] INTEREST RATE: 6.18% MATURITY DATE: July 2, 2055 REDEMPTION TERMS, IF ANY: As described below. OTHER TERMS: As described below. SOUTHERN INDIANA GAS AND ELECTRIC COMPANY, an Indiana corporation (the “Company”), for value received hereby promises to pay to [________________] or its registered assigns, the principal sum of [____________] DOLLARS on the Maturity Date set forth above, subject to prior redemption, and to pay interest thereon from the Original Issue Date set forth above, or from the most recent date to which interest has been paid or duly provided for, semiannually in arrears on April 1 and October 1 in each year (each, an “Interest Payment Date”), commencing April 1, 2026, at the per annum Interest Rate set forth above, until the principal hereof is paid. No interest shall accrue on or after the Maturity Date so long as the principal amount of this Bond is paid in full on the Maturity Date, and if this Bond shall be duly called for redemption, interest shall accrue until, but not including, the redemption date. The interest so payable and punctually paid or duly provided for on any such Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Bond is registered at the close of business on the “Regular Record Date” for such interest, which shall be the March 15 or September 15, as the case may be (whether or not such day is a business day), next preceding such Interest Payment Date; provided that interest payable on the Maturity Date set forth above or, if applicable, upon redemption or acceleration, shall be payable to the Person to whom principal shall be payable. To the extent permitted by law, the Company shall pay interest (a) on any overdue payment of interest and (b) during the continuance of an Event of Default, on the unpaid principal of this Bond and on any overdue payment of any Make-Whole Amount, at the Default Rate (as hereinafter defined). Default Rate means 1% above the Interest Rate stated above. Capitalized terms used but not defined in this Bond that are defined in the Indenture shall have such meanings as provided in the Indenture (as modified by the Sixth Supplemental Indenture referred to below), except that the terms “Event of Default” and “Make-Whole Amount” shall have the respective meanings assigned to such term in the Bond Purchase Agreement.

- 13 - Except as otherwise provided in the Indenture, all payments of principal hereof, Make-Whole Amount, if any, and interest hereon shall be paid at the corporate trust office of the Trustee (as hereinafter defined), or at such other place as the Company shall have designated by written notice to the holder of this Bond as provided in the Bond Purchase Agreement, in such coin or currency of the United States of America as at the time of payment shall constitute legal tender for the payment of public and private debts. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the holder on such Regular Record Date and shall be paid to the person in whose name this Bond is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed as provided in the Indenture. This Bond is one of a duly authorized issue of bonds of the Company, designated as “Southern Indiana Gas and Electric Company First Mortgage Bonds, Series 2025C” (sometimes referred to herein as the “Series 2025C Bonds”), issued or to be issued under and equally and ratably secured by that certain Amended and Restated Indenture of Mortgage and Deed of Trust dated as of January 1, 2023 (the “Amended and Restated Indenture”) between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee,” which term shall include any successor trustee as provided in the Indenture), as such Amended and Restated Indenture may be amended and supplemented by indentures supplemental thereto from time to time, including that First Supplemental Indenture dated as of March 15, 2023, that Second Supplemental Indenture dated as of October 13, 2023, that Third Supplemental Indenture dated as of August 29, 2024, that Fourth Supplemental Indenture dated as of January 31, 2025, that Fifth Supplemental Indenture dated as of July 1, 2025, and that Sixth Supplemental Indenture dated as of [October 1], 2025 (the “Sixth Supplemental Indenture”), duly executed by the Company to the Trustee, to which the Amended and Restated Indenture and all indentures supplemental thereto (herein sometimes collectively called the “Indenture”) reference is hereby made for a description of the property mortgaged and pledged and the respective rights of the Company, the Trustee and the holders of bonds in respect thereof, and for a specification of the principal amount of bonds from time to time issuable thereunder and the conditions upon which bonds may be issued. The Series 2025C Bonds may be issued pursuant to the Sixth Supplemental Indenture. This Bond is a “Series 2025C, Tranche B Bond.” The Series 2025C, Tranche B Bonds are of similar tenor hereto and are limited to the aggregate authorized principal amount of $100,000,000 (except for Series 2025C, Tranche B Bonds authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Series 2025C, Tranche B Bonds pursuant to the Indenture and except for any Series 2025C, Tranche B Bonds which, pursuant to the Indenture, are deemed never to have been authenticated and delivered hereunder). Except as otherwise provided, this Bond is subject to all of the terms, conditions and covenants of the Indenture as supplemented, including by the Sixth Supplemental Indenture and is entitled to the benefits thereof. This Bond is also issued in accordance with the terms of the Bond Purchase Agreement, dated as of July 1, 2025 (as from time to time amended in accordance with its terms, the “Bond Purchase Agreement”), among the Company and the purchasers of the Series 2025C Bonds listed

- 14 - in Schedule B thereto is subject to all of the terms, conditions and covenants of the Bond Purchase Agreement and is entitled to the benefits thereof. The Company or the paying agent, as the case may be, will make required prepayments in respect of this Bond on the dates and in the amounts specified in the Bond Purchase Agreement. This Bond is also subject to optional prepayment, in whole or in part, at the times and on the terms specified in the Bond Purchase Agreement, but not otherwise. In the event of a prepayment of this Bond in part only, a new Series 2025C, Tranche B Bond or Bonds for the unpaid portion hereof may be issued in the name of the holder hereof upon the cancellation hereof. If an Event of Default shall occur and be continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture and this Bond. In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence then, in addition to the entire principal amount, any accrued interest and the Make-Whole Amount, if any, shall also become due and payable. If an “Event of Default” shall occur and be continuing, the principal of all the Series 2025C Bonds at any such time outstanding under the Bond Purchase Agreement may be declared or may become due and payable, upon the conditions and in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture and the Bond Purchase Agreement. The Indenture and the Bond Purchase Agreement provide that such declarations referred to in the two preceding paragraphs may in certain events be waived by the holders of a majority in principal amount of the relevant bonds Outstanding. Interest payments for this Bond shall be computed and paid on the basis of a 360-day year of twelve 30-day months. Anything in the Bond Purchase Agreement or the Indenture to the contrary notwithstanding (but without limiting the requirement in Section 8.2 of the Bond Purchase Agreement that the notice of any optional prepayment specify a Business Day (as defined in the Bond Purchase Agreement) as the date fixed for such prepayment), (a) any payment of interest on this Bond that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day and (b) any payment of principal of or Make-Whole Amount on any Bond (including principal due on the Maturity Date of this Bond) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed (but excluding the Business Day on which such payment is made) in the computation of interest payable on such next succeeding Business Day. As more fully described in the Indenture, the Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Series 2025C, Tranche B Bonds (except for certain obligations as specifically set forth in the Indenture) upon a Legal Defeasance as provided in the Indenture.

- 15 - The Series 2025C, Tranche B Bonds are issuable only in registered form, without coupons, in denominations of $100,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Series 2025C, Tranche B Bonds are exchangeable for a like aggregate principal amount of Series 2025C, Tranche B Bonds of like tenor and of a different authorized denomination, as requested by the holder surrendering the same. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the books for the registration and transfer of bonds issued under the Indenture maintained by or on behalf of the Company. Upon surrender of this Bond for registration of transfer at the corporate trust office of the Trustee or such other office or agency as may be designated by the Company, endorsed by or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and any agent of the Company or the Trustee, duly executed by the holder hereof or the attorney in fact of such holder duly authorized in writing, one or more new bonds of like tenor and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to the transfer of registration of this Bond on the registration books maintained by or on behalf of the Company, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Bond is registered as the owner thereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary. As more fully provided in the Indenture, certain of the provisions of the Indenture or bonds issued pursuant thereto may be altered, amended or eliminated, or additional provisions added, without the consent of the holders, while other provisions of the Indenture or bonds issued pursuant thereto may be altered, amended or eliminated, or additional provisions added only with the consent of holders of not less than a majority in aggregate principal amount of the bonds of all series then Outstanding, considered as one class; provided, however, that if there shall be bonds of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the holders of bonds of one or more, but less than all, of such series, then the consent only of the holders of a majority in aggregate principal amount of the Outstanding bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the holders of bonds of one or more, but less than all, of such Tranches, then the consent only of the holders of a majority in aggregate principal amount of the Outstanding bonds of all Tranches so directly affected, considered as one class, shall be required. Notwithstanding the foregoing, as provided in the Indenture, certain provisions of this Bond may not be changed without the consent of the holder of this Bond.

- 16 - No recourse shall be had for the payment of the principal of or premium, if any, Make-Whole Amount, if any, or interest, if any, on this Bond, or any part thereof, or for any claim based thereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, any indenture supplemental thereto or this Bond, against any past, present or future incorporator, stockholder, officer or director, as such, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or legal or equitable proceeding, penalty or otherwise; it being expressly agreed and understood that this Bond and the obligations evidenced hereby are solely corporate obligations and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor or successor corporation, either directly or indirectly through the Company or any predecessor or successor corporation, because of the indebtedness evidenced hereby or under or by reason of any of the obligations, covenants or agreements contained in the Indenture, any supplemental indenture or in this Bond or to be implied therefrom or herefrom; and such personal liability, if any, is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution and delivery of the Indenture, as originally executed and delivered, and the issuance of this Bond. This Bond shall be governed by and construed in accordance with the law of the State of New York, except to the extent that the law of any jurisdiction wherein any portion of the Mortgaged and Pledged Property is located shall mandatorily govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of the Indenture or exercise of remedies with respect to, such portion of the Mortgaged and Pledged Property. Unless the certificate of authentication hereon has been executed by the Trustee by manual or electronic signature of an authorized officer, this Bond shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

- 17 - IN WITNESS WHEREOF, Southern Indiana Gas and Electric Company has caused this Bond to be signed in its name by its President or a Vice President, by their signature or a facsimile thereof, and attested by its Secretary or an Assistant Secretary, by their signature or a facsimile thereof. Dated __________, 2025. SOUTHERN INDIANA GAS AND ELECTRIC COMPANY By: ___________________________________ Name: Patricia L. Martin Title: Vice President and Treasurer Attest: _______________________________ Name: Vincent A. Mercaldi Title: Corporate Secretary

- 18 - Trustee’s Certificate of Authentication This is one of the Series 2025C, Tranche B Bonds designated, described or provided for in the within-mentioned Indenture. DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee By: ___________________________________ Authorized Officer Date of Authentication: [END OF FORM OF BOND]”

- 0 - PART IIA DESCRIPTION OF SERIES 2025C, TRANCHE A BONDS Series 2025C, Tranche A Bonds shall mature, subject to prior redemption, on the date set forth in the form of bond relating hereto hereinbefore set forth, and shall bear interest at the rate set forth in the form of bond relating hereto hereinbefore set forth. Such interest shall be payable semiannually in arrears on April 1 and October 1 in each year, commencing on April 1, 2026, and all bonds of said series and Tranche shall be designated as hereinbefore in the sixth WHEREAS clause set forth in this Supplemental Indenture. Principal of, premium, if any, Make-Whole Amount, if any, and interest on said bonds shall be payable, to the extent specified in the form of bond hereinabove set forth, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, at the office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. or at such other place as the Company shall have designated by written notice to the holder of said bonds as provided in the Bond Purchase Agreement. Definitive bonds of said series may be issued, originally or otherwise, only as registered bonds; and they and the Trustee’s certificate of authentication shall be substantially in the forms hereinbefore recited, respectively. Definitive registered Series 2025C, Tranche A Bonds may be issued in the denomination of $100,000 and in integral multiples of $1,000 in excess thereof as the Board of Directors of the Company shall approve, and execution and delivery to the Trustee for authentication shall be conclusive evidence of such approval. In the manner and upon payment of the charges prescribed in the Indenture, registered bonds of said series and Tranche may be exchanged for a like aggregate principal amount of fully registered bonds of other authorized denominations of the same series and Tranche, upon presentation and surrender thereof for cancellation to the Trustee at its designated corporate trust office, currently in the Borough of Manhattan, The City of New York, N.Y. However, no charge shall be made upon any transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company. The form of the temporary bonds of said series and Tranche shall be in substantially the form of the form of registered bond hereinbefore recited with such appropriate changes therein as are required on account of the temporary nature thereof. Said temporary bonds of said series and Tranche shall be in registered form, registrable as to principal, and shall be exchangeable for definitive bonds of said series and Tranche when prepared. The person in whose name any registered bond of the Series 2025C, Tranche A Bonds is registered at the close of business on any Regular Record Date (as defined in such bond) with respect to any Interest Payment Date (as defined in such bond) shall be entitled to receive the interest payable on such Interest Payment Date notwithstanding the cancellation of such registered bond upon any transfer or exchange thereof subsequent to the Regular Record Date and prior to such interest payment date, except in the case of Defaulted Interest (as defined below) which will cease to be payable to the holder on such Regular Record Date and shall be paid to the person in whose name the Series 2025C, Tranche A Bond is registered at the close of business on a date (herein called a “Special Record Date”) for payment of such defaulted interest to be fixed as hereinafter provided in this Supplemental Indenture.

- 1 - Except as provided in this Section, every registered bond of the Series 2025C, Tranche A Bonds shall be dated and shall bear interest as provided in the form of bond relating hereto hereinbefore set forth; provided, however, that so long as there is no existing default in the payment of interest on the bonds, the holder of any bond authenticated by the Trustee between the Regular Record Date for any Interest Payment Date and such Interest Payment Date shall not be entitled to the payment of the interest due on such Interest Payment Date and shall have no claim against the Company with respect thereto; and provided, further, that, if and to the extent the Company shall default in the payment of the interest due on such Interest Payment Date, then any such bond shall bear interest from the interest payment date to which interest has been paid. Any interest on any Series 2025C Bond, or any Tranche thereof, which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the holder on the related Regular Record Date by virtue of having been such holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below: (a) The Company may elect to make payment of any Defaulted Interest to the persons in whose names the Series 2025C Bonds, or any Tranche thereof (or their respective predecessor Series 2025C Bonds), are registered on the Special Record Date to determine the holders of record who will receive such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Series 2025C Bond, or any Tranche thereof, and the date of the proposed payment (the “Payment Date”), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this clause provided. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than thirty (30) days and not less than ten (10) days prior to the date of the proposed payment and not less than twenty-five (25) days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall, not less than five (5) days prior to such Payment Date, cause notice of the proposed payment of such Defaulted Interest and the Payment Date therefor to be given to each holder of Series 2025C Bonds, or any Tranche thereof. Notice of the proposed payment of such Defaulted Interest and the Payment Date therefor having been so given, such Defaulted Interest shall be paid to the persons in whose names the Series 2025C Bonds, or any Tranche thereof (or their respective predecessor Series 2025C Bonds), are registered at the close of business on such Special Record Date. (b) The Company may make payment of any Defaulted Interest on the Series 2025C Bonds, or any Tranche thereof, in any other lawful manner, if, after notice

- 2 - given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee. Subject to the foregoing provisions of this Section and Section 2.03 of the Indenture, the Series 2025C Bond or any Tranche thereof delivered under the Indenture upon registration of transfer of or in exchange for or in lieu of any other Series 2025C Bonds shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other related Series 2025C Bond or any Tranche thereof.

- 0 - PART IIB DESCRIPTION OF SERIES 2025C, TRANCHE B BONDS Series 2025C, Tranche B Bonds shall mature, subject to prior redemption, on the date set forth in the form of bond relating hereto hereinbefore set forth, and shall bear interest at the rate set forth in the form of bond relating hereto hereinbefore set forth. Such interest shall be payable semiannually in arrears on April 1 and October 1 in each year, commencing on April 1, 2026, and all bonds of said series and Tranche shall be designated as hereinbefore in the sixth WHEREAS clause set forth in this Supplemental Indenture. Principal of, premium, if any, Make-Whole Amount, if any, and interest on said bonds shall be payable, to the extent specified in the form of bond hereinabove set forth, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, at the office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. or at such other place as the Company shall have designated by written notice to the holder of said bonds as provided in the Bond Purchase Agreement. Definitive bonds of said series may be issued, originally or otherwise, only as registered bonds; and they and the Trustee’s certificate of authentication shall be substantially in the forms hereinbefore recited, respectively. Definitive registered Series 2025C, Tranche B Bonds may be issued in the denomination of $100,000 and in integral multiples of $1,000 in excess thereof as the Board of Directors of the Company shall approve, and execution and delivery to the Trustee for authentication shall be conclusive evidence of such approval. In the manner and upon payment of the charges prescribed in the Indenture, registered bonds of said series and Tranche may be exchanged for a like aggregate principal amount of fully registered bonds of other authorized denominations of the same series and Tranche, upon presentation and surrender thereof for cancellation to the Trustee at its designated corporate trust office, currently in the Borough of Manhattan, The City of New York, N.Y. However, no charge shall be made upon any transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company. The form of the temporary bonds of said series and Tranche shall be in substantially the form of the form of registered bond hereinbefore recited with such appropriate changes therein as are required on account of the temporary nature thereof. Said temporary bonds of said series and Tranche shall be in registered form, registrable as to principal, and shall be exchangeable for definitive bonds of said series and Tranche when prepared. The person in whose name any registered bond of the Series 2025C, Tranche B Bonds is registered at the close of business on any Regular Record Date (as defined in such bond) with respect to any Interest Payment Date (as defined in such bond) shall be entitled to receive the interest payable on such Interest Payment Date notwithstanding the cancellation of such registered bond upon any transfer or exchange thereof subsequent to the Regular Record Date and prior to such interest payment date, except in the case of Defaulted Interest (as defined below) which will cease to be payable to the holder on such Regular Record Date and shall be paid to the person in whose name the Series 2025C, Tranche B Bond is registered at the close of business on a date (herein called a “Special Record Date”) for payment of such defaulted interest to be fixed as hereinafter provided in this Supplemental Indenture.

- 1 - Except as provided in this Section, every registered bond of the Series 2025C, Tranche B Bonds shall be dated and shall bear interest as provided in the form of bond relating hereto hereinbefore set forth; provided, however, that so long as there is no existing default in the payment of interest on the bonds, the holder of any bond authenticated by the Trustee between the Regular Record Date for any Interest Payment Date and such Interest Payment Date shall not be entitled to the payment of the interest due on such Interest Payment Date and shall have no claim against the Company with respect thereto; and provided, further, that, if and to the extent the Company shall default in the payment of the interest due on such Interest Payment Date, then any such bond shall bear interest from the interest payment date to which interest has been paid. Any interest on any Series 2025C Bond, or any Tranche thereof, which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the holder on the related Regular Record Date by virtue of having been such holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below: (a) The Company may elect to make payment of any Defaulted Interest to the persons in whose names the Series 2025C Bonds, or any Tranche thereof (or their respective predecessor Series 2025C Bonds), are registered on the Special Record Date to determine the holders of record who will receive such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Series 2025C Bond, or any Tranche thereof, and the date of the proposed payment (the “Payment Date”), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this clause provided. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than thirty (30) days and not less than ten (10) days prior to the date of the proposed payment and not less than twenty-five (25) days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall, not less than five (5) days prior to such Payment Date, cause notice of the proposed payment of such Defaulted Interest and the Payment Date therefor to be given to each holder of Series 2025C Bonds, or any Tranche thereof. Notice of the proposed payment of such Defaulted Interest and the Payment Date therefor having been so given, such Defaulted Interest shall be paid to the persons in whose names the Series 2025C Bonds, or any Tranche thereof (or their respective predecessor Series 2025C Bonds), are registered at the close of business on such Special Record Date. (b) The Company may make payment of any Defaulted Interest on the Series 2025C Bonds, or any Tranche thereof, in any other lawful manner, if, after notice

- 2 - given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee. Subject to the foregoing provisions of this Section and Section 2.03 of the Indenture, the Series 2025C Bond or any Tranche thereof delivered under the Indenture upon registration of transfer of or in exchange for or in lieu of any other Series 2025C Bonds shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other related Series 2025C Bond or any Tranche thereof.

- 0 - PART III REDEMPTION PROVISIONS Section 1. Notwithstanding Article IX of the Amended and Restated Indenture, the Series 2025C Bonds shall be redeemable as set forth in the Bond Purchase Agreement. The Trustee shall not be responsible for the calculation of the Make-Whole Amount. The Company shall calculate the Make-Whole Amount, if any, with respect to any such redemption and shall promptly notify the Trustee thereof. Section 2. In case the Company shall desire to exercise its right to redeem Series 2025C Bonds, notice of redemption shall be mailed at the direction of the Company, postage prepaid, as set forth in the Bond Purchase Agreement, to the owners of the Series 2025C Bonds to be redeemed, as a whole or in part, at their addresses as the same shall appear on the registration books maintained by or on behalf of the Company pursuant to the Indenture as of the most recent practicable date prior to such notice. Failure to duly give notice by mail, or defect in the notice, to the owner of any such Series 2025C Bond shall not affect the validity of the proceedings for the redemption of any other Series 2025C Bond. Section 3 For the avoidance of doubt, the term “prepayment” under the Bond Purchase Agreement and “redemption” under the Indenture shall be synonymous. PART IV REMEDIES ON DEFAULT Section 1. Notwithstanding Article XI of the Amended and Restated Indenture, upon the Series 2025C Bonds becoming due and payable under Section 11.01 of the Amended and Restated Indenture, the Series 2025C Bonds will forthwith mature and the entire unpaid principal amount of such Series 2025C Bonds, plus (x) all accrued and unpaid interest thereon (including interest accrued thereon and on any overdue payment of any Make-Whole Amount, at the Default Rate) and (y) the Make-Whole Amount determined in respect of such principal amount, shall all be immediately due and payable, in each case without presentment, demand, protest or further notice, all of which are hereby waived. PART V MISCELLANEOUS Section 1. Except as herein otherwise expressly provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture, other than as set forth in the Indenture. The Trustee shall not be

- 1 - responsible for the recitals herein or in the bonds (except the Trustee’s certificate of authentication), all of which are made by the Company solely. Section 2. The headings of the Parts in this Supplemental Indenture are for convenience only and shall not affect the construction hereof. Section 3. In case any provision in this Supplemental Indenture shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Section 4. As supplemented and amended by this Supplemental Indenture, the Indenture is in all respects ratified and confirmed, and the Indenture and this Supplemental Indenture shall be read, taken and construed as one and the same instrument. Section 5. This Supplemental Indenture may be executed in several counterparts and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

1 IN WITNESS WHEREOF, SOUTHERN INDIANA GAS AND ELECTRIC COMPANY and DEUTSCHE BANK TRUST COMPANY AMERICAS, have caused these presents to be executed in their respective names by their respective Presidents or one of their Vice Presidents and attested by their respective Secretaries or one of their Assistant Secretaries, all as of the day and year first above written. SOUTHERN INDIANA GAS AND ELECTRIC COMPANY By ____________________________________ Patricia L. Martin, Vice President and Treasurer Attest: __________________________________ Vincent A. Mercaldi Corporate Secretary

2 DEUTSCHE BANK TRUST COMPANY AMERICAS, AS TRUSTEE By ____________________________________ PRINT NAME:____________________ [Title] By ____________________________________ PRINT NAME:___________________ [Title] Attest: __________________________________ PRINT NAME:__________________ [Title]

EXHIBIT C (to Bond Purchase Agreement) EXHIBIT C FORM OF U.S. TAX COMPLIANCE CERTIFICATE Reference is hereby made to the Bond Purchase Agreement dated as of July 1, 2025 (as amended, supplemented or otherwise modified from time to time, the “Bond Purchase Agreement”), among Southern Indiana Gas and Electric Company and the Bondholders that are signatories thereto. Unless otherwise defined herein, capitalized terms defined in the Bond Purchase Agreement and used herein have the meanings given to them in the Bond Purchase Agreement. Pursuant to the provisions of Section 14.3 of the Bond Purchase Agreement, the undersigned hereby certifies that: (i) it is the sole record and beneficial owner of the Bonds in respect of which it is providing this certificate; (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code; (iii) it is not a ten percent shareholder of the Issuer within the meaning of Section 871(h)(3)(B) of the Code; and (iv) it is not a controlled foreign corporation related to the Issuer as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Issuer with a certificate of its non-U.S. Person status on IRS W-8BEN. [INVESTOR NAME] By: Name: Title: Date: __________, 20__

SCHEDULE 4.4(a)(i) (to Bond Purchase Agreement) SCHEDULE 4.4(A)(I) FORM OF OPINION OF COMPANY COUNSEL [provided separately]

SCHEDULE 4.4(a)(ii) (to Bond Purchase Agreement) SCHEDULE 4.4(A)(II) FORM OF OPINION OF CHAPMAN AND CUTLER LLP [provided separately]

SCHEDULE 4.4(b) (to Bond Purchase Agreement) SCHEDULE 4.4(B) FORM OF OPINION OF SPECIAL COUNSEL FOR THE PURCHASERS [To Be Provided on a Case by Case Basis]

SCHEDULE 5.3 (to Bond Purchase Agreement) SCHEDULE 5.3 DISCLOSURE MATERIALS 1. Investor Presentation dated May 2025.

SCHEDULE 5.5(a) (to Bond Purchase Agreement) SCHEDULE 5.5 FINANCIAL STATEMENTS 1. The audited financial statements of Southern Indiana Gas and Electric Company for each of the years ended December 31, 2020, 2021, 2022, 2023 and 2024. 2. The unaudited financial statements of Southern Indiana Gas and Electric Company for each of the quarterly periods ended March 31, 2025 and March 31, 2024.

SCHEDULE 5.15 (to Bond Purchase Agreement) SCHEDULE 5.15 EXISTING INDEBTEDNESS OF THE COMPANY AND ITS SUBSIDIARIES [PROVIDED SEPARATELY]

SCHEDULE B PURCHASER SCHEDULE (to Bond Purchase Agreement) SCHEDULE B SOUTHERN INDIANA GAS AND ELECTRIC COMPANY 211 N.W. RIVERSIDE DRIVE EVANSVILLE, INDIANA 47708 INFORMATION RELATING TO PURCHASERS [provided separately]